PRELIMINARY


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

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|X| Preliminary proxy statement
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      (as permitted by Rule 14a-6(e)(2))
    Definitive proxy statement
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                      AMERICAN MILLENNIUM CORPORATION, INC.
                (Name of Registrant as Specified in Its Charter)

                  _____________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

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           pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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                      AMERICAN MILLENNIUM CORPORATION, INC.
                          1010 Tenth Street, Suite 100
                             Golden, Colorado 80401
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                  NOTICE OF 2003 ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD DECEMBER 10, 2002
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To our Shareholders:

     The 2003 Annual Meeting of Shareholders of American Millennium Corporation, Inc., a New Mexico corporation (the "Company"), will be held at 1010 Tenth Street, Suite 100, in the city of Golden, Colorado 80401, on December 10, 2002, at 10:00 a.m., Mountain Standard Time, for the transaction of the following business:

 (1) To elect five persons to serve as directors until their successors are duly elected and qualified;

 (2) To approve a change in the state of incorporation from New Mexico to Delaware;

 (3) To increase the number of authorized shares of common stock of the Company from 60,000,000 to 100,000,000.

 (4) To ratify the Board of Directors' appointment of Dohan and Company as the Company's independent auditors for the 2003 fiscal year; and

 (5) To transact such other business as may properly come before the meeting or any adjournments thereof.

     The foregoing items of business are more fully described in the proxy statement accompanying this Notice. Included with the proxy statement is a copy of the Company's annual report to shareholders. We encourage you to read the annual report, as it includes information on the Company's operations, markets, products and services, as well as audited financial statements.

     Only shareholders of record at the close of business on October 30, 2002 are entitled to notice of and to vote at the meeting and any adjournments or postponements thereof. A list of shareholders as of that date will be available for inspection at the Annual Meeting. All shareholders eligible to vote at the annual meeting are cordially invited to attend the meeting in person. Any shareholder attending the meeting may vote in person even if such shareholder previously signed and returned a proxy.

                                            By Order of the Board of Directors

                                            /s/ Ronald J. Corsentino
                                            Corporate Secretary

Golden, Colorado
__________, 2002

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WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN
THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES.

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                                        1

                     AMERICAN MILLENNIUM CORPORATION, INC.
                                1010 Tenth Street
                                    Suite 100
                             Golden, Colorado 80401

--------------------------------------------------------------------------------

       PROXY STATEMENT FOR 2003 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD
                                DECEMBER 10, 2002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     This proxy statement and accompanying form of proxy will first be mailed to shareholders of American Millennium Corporation, Inc. (the "Company") on or about _______________, 2002. These materials are being furnished in connection with the solicitation by our Board of Directors (the "Board"), of proxies for use at the Annual Meeting of our shareholders to be held on December 10, 2002, at 10:00 a.m., Mountain Standard Time, at 1010 Tenth Street, Suite 100, Golden, Colorado 80401, and at any adjournment.

     At the Annual Meeting, our shareholders will be asked to consider and vote upon: (1) the election of five directors to serve until the next Annual Meeting;
(2) to approve a change in the state of incorporation from New Mexico to Delaware; (3) to increase the number of authorized shares of common stock of the Company from 60,000,000 to 100,000,000; and (4) to ratify the Board of Directors' appointment of Dohan and Company as the Company's independent auditors for the 2003 fiscal year. The Board of Directors recommends you vote "FOR" these four resolutions.

                               VOTING INFORMATION

     The Board of Directors has fixed the close of business on October 30, 2002, as the record date for determination of shareholders entitled to notice of, and to vote at, the annual meeting and at any adjournment thereof. Accordingly, only holders of record of common shares at the close of business on the record date will be entitled to receive notice of, and to vote at, the meeting. On the record date, ________________ common shares were issued and outstanding.

     Shareholders who do not plan to be present at the annual meeting are requested to date and sign the enclosed form of proxy and return it in the envelope provided. All common shares which are represented at the meeting by properly executed proxies received prior to or at the meeting and not revoked will be voted in accordance with the instructions indicated in such proxies. If no instructions are indicated, such proxies will be voted "FOR" election of each of the five nominees listed therein as directors of the Company who will constitute the entire Board of Directors of the Company; "FOR" the approval of the Company's reincorporation from New Mexico to Delaware; "FOR" the increase in the number of authorized shares of Common Stock of the Company from 60,000,000 to 100,000,000; and "FOR" the ratification of the Board of Directors' appointment of Dohan and Company as the Company's independent auditors for the 2003 fiscal year.

     All proxies presented at the annual meeting, whether given to vote in favor of or against the foregoing proposals, will, unless contrary written instructions are noted on the form of proxy, also entitle the persons named in such proxy to vote such proxies in their discretion on any proposal to adjourn the meeting or otherwise concerning the conduct of the meeting.

     Shareholders have the right to revoke their proxies by notifying the Secretary of the Company in writing at any time prior to the time the shares represented thereby are actually voted. Proxies may be revoked by (i) filing with the Secretary of the Company, before the vote is taken at the annual meeting, either a written notice of revocation bearing a later date than the proxy, or a duly executed proxy relating to the same shares bearing a later date than the other proxy, or (ii) attending the annual meeting and voting in person (although attendance at the meeting will not in and of itself constitute a revocation of a proxy). Any written notice revoking a proxy or subsequent proxy should be sent to American Millennium Corporation, Inc., 1010 Tenth Street, Suite 100, Golden, Colorado 80401, Attention: Secretary.

     Every common shareholder voting for the election of directors may exercise cumulative voting rights and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which the shareholder's shares are entitled, or distribute such shareholder's votes on the same principle among as many candidates as the shareholder may select. The proxy holders may cumulate votes for the election of directors in their discretion. On all other matters, each common shareholder is entitled to one vote per share.

     If a quorum is present, directors will be elected by a plurality of the votes cast. The affirmative vote of a majority of all outstanding shares of Common Stock is required to approve the Company's reincorporation from New Mexico to Delaware and to increase the number of authorized shares of the Company's Common Stock from 60,000,000 to 100,000,000. The affirmative vote of a majority of the votes represented at the meeting, in person or by proxy, and entitled to vote, will be required in order to ratify the appointment of Dohan and Company as the Company's independent auditors for the 2003 fiscal year.

     Proxies are being solicited by and on behalf of the Board of Directors. The cost of soliciting these proxies will be borne by the Company. In addition to the solicitation of these proxies by mail, the Company will request banks, brokers and other record holders to send proxies and proxy material to the beneficial owners of the stock and secure their voting instructions. If necessary, the Company may also use employees, who will not be specifically compensated, to solicit proxies from shareholders, either personally or by telephone, telegram, facsimile, special letter or other method.

                    Quorum, Abstentions, and Broker Nonvotes

     The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of Common Stock outstanding on the Record Date. Abstentions are included in the determination of shares present for quorum purposes. If shares are held in "street name" through a broker or other nominee, if the broker or nominee does not have discretion to vote your shares on a particular proposal and you do not give the broker or nominee specific instructions on how to vote your shares, the votes will be "broker non-votes," which will be included in the determination of shares present for quorum purposes. With respect to the election of directors, abstentions and broker non-votes will have no effect, except to the extent the failure to vote for a nominee results in another nominee receiving a larger number of votes. Abstentions and broker non-votes will have the effect of a vote AGAINST Proposals Two and Three. Abstentions will have the effect of a vote AGAINST proposal Four, and broker non-votes will not have any effect on the matter.

                               Dissenter's Rights

     Under the New Mexico Business Corporation Act (the "NBCA"), shareholders have certain dissenters' rights in connection with the Reincorporation Proposal. Shareholders who perfect their dissenters' rights will be entitled to receive from the Company the fair value of their Common Stock. In order for the dissenting shareholders to perfect their dissenters' rights, they must follow the procedures set forth in Section 53-15-4 of the NBCA, a copy of which is attached as Exhibit D. Failure to follow any of these procedures may result in a loss of dissenters' rights. See "Proposal Two - Dissenters' Rights."

                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

Nominees

     Five individuals are proposed to be elected to the Company's Board of Directors. Unless Proposal Two regarding the reincorporation of the Company is approved, all five directors will be elected at the Annual Meeting to serve for a one-year term expiring at the Company's 2004 annual meeting or until their successors have been elected and qualified, or until the earliest of their death, resignation or retirement.

     The Company expects each nominee for election as a director at the Annual Meeting to be able to serve if elected. If any nominee is unable to serve if elected, proxies will be voted in favor of the remainder of those nominated.

     The Board has nominated Garrett L. Thomas, Bruce Bacon, Andrew F. Cauthen, Steve Watwood and Ronald J. Corsentino to be elected at the Annual Meeting. With the exception of Ronald J. Corsentino, all of the nominees are currently directors of the Company. Shirley Harmon, a current director of the Company, has decided not to stand for re-election.

     Below, the principal occupation and certain other information are set forth regarding such nominees and the other directors whose terms of office will continue after the Annual Meeting. Information about the share ownership of the nominees and other directors can be found on page 8.

Required Vote

     Every shareholder voting for the election of directors may exercise cumulative voting rights and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which the shareholder's shares are entitled, or distribute such shareholder's votes on the same principle among as many candidates as the shareholder may select.

     Directors will be elected by a plurality of the votes cast. Abstentions and broker non-votes have no effect on the vote.

                        THE BOARD OF DIRECTORS RECOMMENDS
           THE SHAREHOLDERS VOTE FOR EACH OF THE NOMINEES LISTED ABOVE

The Board of Directors

     The Company's Board of Directors currently consists of five members. The Board of Directors has nominated the following persons to be elected directors at the Annual Meeting: Garrett L. Thomas, Bruce Bacon, Andrew F. Cauthen, Steve Watwood and Ronald J. Corsentino. With the exception of Ronald J. Corsentino, all of the nominees are currently directors of the Company. Shirley Harmon, a current director of the Company, has decided not to stand for re-election.

     The names of and certain other information regarding the directors and the nominees as of October 1, 2002 are set forth in the table below. If Proposal Two regarding reincorporation of the Company is approved, the classes and terms of the directors will be changed as described in Proposal Two.

                                                                Year First
Name, Age                 Position with the Company             Became Director
------------------------  ----------------------------------    ----------------
Garrett L. Thomas, 57     President and CEO                        2001
Ronald J. Corsentino, 33  Chief Financial Officer, Treasurer        - -
                            and Secretary
Bruce Bacon, 44           Vice President                           1998
Steve Watwood, 53         Vice President                           1997
Andrew F. Cauthen, 59     Director                                 1999
Shirley Harmon, 55        Director                                 1999

     Garrett L. Thomas has been a Director since October 2001. He has been the Company's President and CEO since October 2001. From 1999 to 2001, Mr. Thomas was the CEO of QUAKE Global, Inc. Since leaving Quake, Mr. Thomas has been providing consulting and legal services to various wireless telecommunication entities and high technology startups in Southern California. Mr. Thomas served as VP and General Counsel to TriTeal Corporation, a software development enterprise, from 1997 to 1998. From 1987 to 1997 Mr. Thomas served as General Counsel for the federal subsidiary of Sun Microsystems, Inc., a highly successful Silicon Valley workstation manufacturer, where he was part of the senior management team that grew Sun's federal subsidiary to $1 billion in revenues in just over five years. Mr. Thomas received his Juris Doctor from Georgetown University and also a Masters in Law from George Washington Law School.

     Ronald J. Corsentino has been Controller since June of 2000, CFO and Treasurer since July 2001 and Secretary since September 2002. From June of 1993 to June of 2000, Mr. Corsentino served as Federal Tax Services Manager for KPMG Peat Marwick, LLP in Albuquerque, NM and Denver, CO where he focused on the cable and telecommunications industry. Mr. Corsentino received his BSBA in Accounting from the University of Southern Colorado and his Masters of Taxation from the University of Denver.

     Bruce R. Bacon has been a Director since August of 1998. Mr. Bacon has been the Company's CTO and VP of Engineering since August of 1998. From 1996 to 1998, Mr. Bacon served as lead design engineer at RadiSys Corporation where he was responsible for electrical system architecture design, writing specifications, digital and analog circuit design, prototype debug, design validation, and production release. Mr. Bacon has broad experience in field service, customer technical support, in-house technical training, new product development, and manufacturing operations. Mr. Bacon holds a degree in Electrical Engineering from Montana State University where he was also a graduate research assistant in the field of semiconductor laser frequency stability and linewidth reduction.

     Steve Watwood has been a Director since August of 1997. He served as the Company's President from August 1997 to September of 1999 and has been the VP of Business Development since September of 1999. Mr. Watwood owned and operated a successful commercial and residential construction company for 24 years where he was directly responsible for project development, business planning, and management. During that period, Mr. Watwood owned a solar power technology company and was an early pioneer in designing and installing photo-voltaic systems into remote locations.

     Andrew F. Cauthen has been a Director since September of 1999. He served as the Company's President and CEO from September of 1999 to September of 2001. From 1997 to 1999, Mr. Cauthen served as a consultant with various enterprises. Mr. Cauthen currently serves as an Executive Vice President with US Health Advisors since October of 2002.

     Shirley M. Harmon has been a Director since September of 1999. She has served as the Company's Secretary from September of 1999 to September 2002. Ms. Harmon retired from the United States Department of Navy in 1995. Ms. Harmon was a civilian employee with 28 years in the financial division. Ms. Harmon has held various positions and titles during this employment, which include the following: Budget Analyst, and Management and Budget Analyst for the Ship Parts Control Center, financial evaluating and executing various budget programs. After leaving the Department of Navy, Ms. Harmon took a position with a private trust.

     If any nominee for director should become unavailable for election (which the Board of Directors has no reason to believe will be the case), the shares represented by the enclosed proxy will be voted for such substitute nominee as may be nominated by the Board of Directors.

General Information Concerning the Board of Directors and its Committees

     Our Board of Directors met five times during the last year, and all of the directors attended these meetings. The Company does not currently have a standing audit, nominating or compensation committee of the Board of Directors.

Compensation of Directors

     Under the Company's Bylaws, directors, including directors also serving the corporation in another capacity and receiving separate compensation, may receive from the corporation as compensation for their services as directors such compensation and reimbursement for expenses as the board may from time to time determine. The directors of the Company currently receive no compensation for their service as directors.

Executive Compensation

                           SUMMARY COMPENSATION TABLE

     The following table summarizes the executive compensation for the fiscal years ended July 31, 2002, 2001 and 2000 earned by or paid to the chief executive officer, the three executive officers of the Company who received total salary and bonus for the fiscal year ended July 31, 2002 in excess of $100,000, and the former chief executive officer of the Company.

                          Annual Compensation                    Long Term
                                                               Compensation
                                                         _______________________
                                                         Securities
Name and Principal       Fiscal   Salary   Other Annual  Underlying
 Position                 Year     ($)     Compensation   Options       Other
                                                            (#)     Compensation
------------------------ ------  --------  ------------  --------- -------------
Garrett L. Thomas (1)     2002   $132,500      --        1,000,000     $ 432 (2)
 President                2001      --         --             --          --
 Chief Executive Officer  2000      --         --             --          --
 Director

Steve Watwood             2002    103,250      --             --          103(3)
 VP Business Development  2001     96,000      --         1,715,040        --
 Chairman of the Board    2000     96,000      --             --           --
 Director

Bruce Bacon               2002    103,250      --             --        8,489(4)
 VP of Engineering        2001     96,000      --         1,373,099     8,400
 Chief Technology Officer 2000     96,000      --             --        3,500
 Director

Ronald J. Corsentino      2002    103,250      --             --           55(5)
 Chief Financial Officer  2001     78,000      --           290,000        --
 Treasurer                2000     10,000      --             --           --
 Secretary

Andrew F. Cauthen (6)     2002     30,000      --             --           --
 Director                 2001    180,000      --           486,491        --
                          2000    120,000  $27,000(7)     1,200,000        --


(1)  Garrett Thomas was appointed President and CEO October 1, 2001.
     Mr. Thomas' annualized salary for 2002 was $180,000.
(2)  Represents premiums paid for term life insurance.
(3)  Represents premiums paid for term life insurance.
(4) Includes $89 in premiums paid for term life insurance and $8,400 for use of Mr. Bacon's Golden, Colorado townhouse.
(5)  Represents premiums paid for term life insurance.
(6)  Andrew Cauthen resigned as President and CEO effective September 30, 2001.
(7) On October 31, 1999, Andrew F. Cauthen was granted 100,000 shares of Common Stock. The closing price of the Company's Common Stock on
     October 29, 1999 was $0.27.

                        OPTION GRANTS IN LAST FISCAL YEAR

     The following table shows information with respect to individual grants of options to the executive officers named in the Summary Compensation Table above during the 2002 fiscal year.

----------------- ------------------- ---------------- ------------- ----------
                       Number of      Percent of Total
                      Securities         Options/SARs   Exercise of
                   Underlying Options  to Employees in   Base Price   Expiration
Officer               Granted (#)       Fiscal Year       ($/Sh)          Date
----------------- ------------------- ---------------- -------------  ----------
----------------- ------------------- ---------------- -------------  ----------
Garrett L. Thomas  1,000,000 (1)        100%                $0.19     10-01-2004
----------------- ------------------- ---------------- -------------  ----------

(1) Option grant was fully vested and exercisable on the date of grant.


                     AGGREGATE FISCAL YEAR END OPTION VALUES

                                   Number of Securities Underlying
                                   Unexercised Options at Fiscal Year End
Name
                                   Exercisable        Unexercisable
Garrett L. Thomas                   1,000,000             --
Stephen F. Watwood                  1,715,040             --
Bruce R. Bacon                      1,373,099             --
Ronald J. Corsentino                  290,000             --
Andrew F. Cauthen                   1,686,491             --

     No options were exercised last fiscal year by any of the persons named in the Summary Compensation Table. No options held by any of the persons named in the Summary Compensation Table were in-the-money at the end of the Company's 2002 fiscal year.

Security Ownership of Certain Beneficial Owners and Management


     The following table contains information concerning security ownership of management and those persons known to the Company to be the owners of more than five percent of the outstanding common shares of the Company as of October 1, 2002:


Name and Address                                            Percent Ownership of
 of Beneficial Owner     Shares of Common Stock (1)              Class (2)
-----------------------  -------------------------------    --------------------
Garrett L. Thomas              1,000,000  (3)                    2.18% (3)
2195 Coast Avenue
San Marcos, CA  92069

Andrew F. Cauthen              1,704,376  (4)                    3.67%(4)
14007 Lochshire Street
Houston, TX  77077

Stephen F. Watwood             2,811,442  (5)                    6.05% (5)
17835 RCR 29
Oak Creek, CO  80467

Bruce R. Bacon                 1,438,099  (6)                    3.12% (6)
1001 8th Street
Golden, CO  80401

Ronald J. Corsentino             290,000  (7)                        *
1010 South Josephine Street
Denver, CO  80209

Shirley M. Harmon                151,872  (8)                        *
1947 NW 102nd Blvd.
Wildwood, FL  34785

Global Investments Ltd.,
Trustee                        2,500,000                         5.58%
Anthony Hulme, Director
Victoria House
P.O. Box 1066
The Valley, Anguilla
BWI

Rodney R. Shoemann, Sr.        5,778,723                        12.90%
3904 Wheat Drive
Metairie, LA  70002

Jerry D. Kennett, MD          16,600,000  (9)                   34.74% (9)
2801 Peppertree Lane
Columbia, MO  65201

All Executive Officers
and Directors as a Group       7,395,789  (10)                  14.34% (10)
(6 persons)

   *Holds less than 1% of the outstanding shares.

(1) Unless otherwise indicated below, each person named in the table has sole voting and investment power with respect to all shares beneficially owned, subject to applicable community property laws.

(2) All shares of common stock subject to options, warrants, conversion privileges or other rights currently exercisable or exercisable within 60 days after July 31, 2002, are deemed to be outstanding for the purpose of computing the percentage of ownership of the person holding such options, warrants, conversion privileges or other rights, but are not deemed to be outstanding for computing the percentage of ownership of any other person. Percentage of ownership is based on 44,781,977 shares of common stock outstanding as of October 1, 2002.

(3) Includes options for the purchase of 1,000,000 shares. Mr. Thomas is the acting President, CEO, and a director of the Company.

(4) Includes options for the purchase of 1,686,491 shares. Mr. Cauthen is a director of the Company.

(5) Includes options to Mr. Watwood's wife Phyllis Watwood for the purchase of 661,652 shares and an option to Mr. Watwood to purchase 1,715,040 shares. Mr. Watwood is the acting Vice President of Business Development and a director of the Company.

(6) Includes options for the purchase of 1,373,099 shares. Mr. Bacon is the acting Vice President of Engineering, Chief Technology Officer and a director of the Company.

(7) Includes options for the purchase of 290,000 shares. Mr. Corsentino is the acting Chief Financial Officer, Treasurer and Secretary of the Company.

(8) Includes options for the purchase of 71,372 shares.

(9) Includes options for the purchase of 3,000,000 shares.

(10)Includes options held by such officers and directors for the purchase of an aggregate of 6,797,654 shares.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who beneficially own more than 10% of a registered class of the Company's equity securities, to file reports of ownership on Form 3 and changes in ownership on Form 4 or 5 with the Securities and Exchange Commission ("SEC"). Such officers, directors and 10% shareholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms that they file. To the Company's knowledge, based solely upon review of the copies of such reports and certain representations furnished to it, no persons subject to Section 16(a) failed to file on a timely basis reports required by Section 16(a) during the fiscal year ended July 31, 2002, except for Garrett L. Thomas, Ronald J. Corsentino, Andrew F. Cauthen, Rodney R. Shoemann, Sr. and Jerry D. Kennett, M.D. Mr. Thomas, the Company's President and CEO, failed to file a Form 3 and filed a late Form 5. Mr. Corsentino, the Company's Chief Financial Officer, Treasurer and Secretary, failed to file a Form 3 and filed a late Form 5. Mr. Cauthen, a director of the Company, failed to file a Form 5. Mr. Shoemann, a 10% stockholder, failed to file a Form 3 and a Form 4 for an acquisition of shares of Common Stock of the Company and filed a late Form 5. Dr. Kennett, a 10% stockholder, failed to file a Form 3 and Form 4s for six acquisitions of shares of Common Stock of the Company and filed a late Form 5.

                                  PROPOSAL TWO
                   REINCORPORATION OF THE COMPANY IN DELAWARE
                AND RELATED CHANGES TO THE RIGHTS OF SHAREHOLDERS

Approval of Reincorporation in Delaware

     The Board of Directors has approved a proposal to change the Company's state of incorporation from New Mexico to Delaware. The Board of Directors believes the change in domicile to be in the best interests of the Company and its shareholders for several reasons. Principally, the Board of Directors believes that reincorporation will enhance the Company's ability to attract and retain qualified members of the Company's Board of Directors as well as encourage directors to continue to make independent decisions in good faith on behalf of the Company. The Company believes that the more favorable corporate environment afforded by Delaware will enable it to compete more effectively with other public companies, most of which are incorporated in Delaware. Reincorporation in Delaware will also allow the Company the increased flexibility and predictability afforded by Delaware law. Concurrent with the reincorporation, the Company proposes to adopt or maintain certain measures designed to make hostile takeovers of the Company more difficult. The Board believes that adoption of these measures will enable the Board to consider fully any proposed takeover attempt and to negotiate terms that maximize the benefit to the Company and its shareholders.

     In recent years, a number of major public companies have obtained the approval of their shareholders to reincorporate in Delaware. For the reasons explained in this proposal, the Company believes it is beneficial and important that the Company likewise avail itself of Delaware law. For many years Delaware has followed a policy of encouraging incorporation in that state. In furtherance of that policy, Delaware has adopted comprehensive corporate laws that are revised regularly to meet changing business circumstances. The Delaware legislature is particularly sensitive to issues regarding corporate law and is especially responsive to developments in modern corporate law. The Delaware courts have developed considerable expertise in dealing with corporate issues as well as a substantial body of case law construing Delaware's corporate law. As a result of these factors, it is anticipated that Delaware law will provide greater predictability in the Company's legal affairs than is presently available under New Mexico law.

     The interests of the Board of Directors of the Company, management and affiliated shareholders in voting on the reincorporation proposal may not be the same as those of unaffiliated shareholders. Delaware law does not afford minority shareholders some of the rights and protections available under New Mexico law. Reincorporation of the Company in Delaware may make it more difficult for minority shareholders to elect directors and influence Company policies. A discussion of the principal differences between New Mexico and Delaware law as they affect shareholders begins on page 14 of this Proxy Statement.

     In addition, portions of the reincorporation proposal may have the effect of deterring hostile takeover attempts. A hostile takeover attempt may have a positive or a negative effect on the Company and its shareholders, depending on the circumstances surrounding a particular takeover attempt. Takeover attempts that have not been negotiated or approved by the board of directors of a corporation can seriously disrupt the business and management of a corporation and generally present to the shareholders the risk of terms which may be less than favorable to all of the shareholders than would be available in a board approved transaction. Board approved transactions may be carefully planned and undertaken at an opportune time in order to obtain maximum value for the corporation and all of its shareholders with due consideration to matters such as the recognition or postponement of gain or loss for tax purposes, the management and business of the acquiring corporation and maximum strategic deployment of corporate assets.

     The Board of Directors recognizes that hostile takeover attempts do not always have the unfavorable consequences or effects described above and may frequently be beneficial to the shareholders, providing all of the shareholders with considerable value for their shares. However, the Board of Directors believes that the potential disadvantages of unapproved takeover attempts are sufficiently great that prudent steps to reduce the likelihood of such takeover attempts are in the best interests of the Company and its shareholders. Accordingly, the reincorporation plan includes certain proposals that may have the effect of discouraging or deterring hostile takeover attempts. Notwithstanding the belief of the Board of Directors as to the benefits to shareholders of the changes, shareholders should recognize that one of the effects of such changes may be to discourage a future attempt to acquire control of the Company which is not presented to and approved by the Board of Directors, but which a substantial number and perhaps even a majority of the Company's shareholders might believe to be in their best interests or in which shareholders might receive a substantial premium for their shares over the current market prices. As a result, shareholders who might desire to participate in such a transaction may not have an opportunity to do so.

Mechanics of the Reincorporation

     The proposed reincorporation would be accomplished by merging the Company into a newly-formed Delaware corporation (the "Delaware Company"), pursuant to an Agreement and Plan of Merger (the "Merger Agreement"), a copy of which is attached as Exhibit A to this Proxy Statement. Upon the effective date of the merger, the Delaware Company's name will be American Millennium Corporation, Inc. The reincorporation will not result in any change in the Company's business, assets or liabilities, will not cause its corporate headquarters to be moved and will not result in any relocation of management or other employees.

     On the effective date of the proposed reincorporation, each outstanding share of Common Stock of the Company will automatically convert into one share of Common Stock of the Delaware Company, and shareholders of the Company will automatically become shareholders of the Delaware Company. On the effective date of the reincorporation, the number of outstanding shares of Common Stock and Preferred Stock of the Delaware Company will be equal to the number of shares of Common Stock and Preferred Stock of the Company outstanding immediately prior to the effective date of the reincorporation. In addition, each outstanding option, warrant or right to acquire shares of Common Stock of the Company will be converted into an option, warrant or right to acquire an equal number of shares of Common Stock of the Delaware Company, under the same terms and conditions as the original options, warrants or rights. Each share of Common Stock or Preferred Stock of the Delaware Company outstanding immediately after the effective time of the reincorporation will be subject to the same restrictions on sale, if any, as the corresponding shares of Common Stock or Preferred Stock of the Company immediately prior to the reincorporation.

     No action need be taken by shareholders to exchange their stock certificates now; this will be accomplished at the time of the next transfer by the shareholder. Certificates for shares in the Company will automatically represent an equal number of shares in the Delaware Company upon completion of the merger.

     If approved by the shareholders, it is anticipated that the reincorporation would be completed as soon thereafter as practicable. The reincorporation may be abandoned or the Merger Agreement may be amended (with certain exceptions), either before or after shareholder approval has been obtained, if in the opinion of the Board of Directors, circumstances arise that make such action advisable; provided, that any amendment that would effect a material change from the charter provisions discussed in this Proxy Statement would require further approval by the holders of a majority of the outstanding shares of the Common Stock.

Dissenters' Rights

     Shareholders have dissenters' rights in connection with this Proposal Two to reincorporate in Delaware (the "Reincorporation Proposal"). If the Reincorporation Proposal is approved at the Annual Meeting of Shareholders, shareholders who perfect their dissenters' rights by fulfilling the requirements of Section 53-15-4 of the New Mexico Business Corporation Act (Exhibit D to this Proxy Statement) will be entitled to receive from the Company the fair value of their Common Stock. Under New Mexico law, a shareholder who wishes to perfect dissenters' rights is not required to vote against the Reincorporation Proposal and a failure to vote against the Reincorporation Proposal will not constitute a waiver of dissenters' rights. A proxy card returned by a shareholder desiring to assert dissenters' rights which is marked "Abstain" will not result in a waiver of dissenters' rights. However, a proxy card returned unmarked as to the Reincorporation Proposal will be voted in favor of the Reincorporation Proposal and will result in a waiver of dissenters' rights.

     A record holder of shares may assert dissenters' rights as to less than all of the shares registered in his name only if the holder dissents with respect to all the shares beneficially owned by any one person and discloses the name and address of the person or persons on whose behalf the holder dissents. In that event, his rights will be determined as if the shares as to which he has dissented and his other shares were registered in the names of different shareholders. A beneficial owner of shares who is not the record holder may assert dissenters' rights with respect to shares held on his behalf, and will be treated as a dissenting shareholder if he submits to the Company at the time of or before the assertion of these rights a written consent of the record holder. The fair value of the shares will be determined as of the day prior to the date on which a vote is taken, excluding any appreciation or depreciation in anticipation of the reincorporation.

     If the Company is required to purchase shares held by a person who qualifies as a dissenting shareholder ("Dissenting Shares"), and if agreement cannot be reached between the dissenting shareholder and the Company as to the fair value of such Dissenting Shares, then the dissenting shareholder may seek to have such value determined by a New Mexico court. Any shareholder contemplating exercising dissenters' rights is urged to carefully review the provisions of Section 53-15-4. Failure by a shareholder to precisely follow all of the steps required by Section 53-15-4 for perfecting dissenters; rights may result in the loss of those rights. The following is a summary of Section 53-15-4 and is qualified by reference to, and should be read in conjunction with, the full text of Section 53-15-4, a copy of the relevant portion of which is attached to this Proxy as Exhibit D.

     Prior to or at the Annual Meeting of Shareholders, any shareholders desiring to exercise dissenters' rights must file a written objection to the Reincorporation Proposal with the Company at 1010 Tenth Street, Suite 100, Golden, Colorado 80401, Attention: Secretary. If the Reincorporation Proposal is approved by the required vote and the shareholder desiring to exercise dissenters' rights has not voted in favor of the reincorporation, the shareholder must make written demand upon the Company for payment of the fair value of the shareholder's shares within 10 days after the date on which the vote was taken. Failure to make written demand within the prescribed 10 day period will result in the loss of dissenter's rights, and the shareholder will be bound by the terms of the Reincorporation Proposal. Once a written demand for payment has been made, such demand may not be withdrawn unless the Company consents to the withdrawal. Within 20 days after demanding payment for his shares, each holder must submit his certificates to the Company for notation thereon that such demand has been made. Failure to do so, at the option of the Company, will terminate his rights as a dissenting shareholder unless a court of competent jurisdiction, for good and sufficient cause shown, otherwise directs.

     If the reincorporation is effected, the Company must, within 10 days after the reincorporation is effected, send to the dissenting shareholders, if any, a written offer to pay for such shares at a specified price deemed by the Company to be the fair value thereof. The written notice and offer will be accompanied by a balance sheet of the Company, the shares of which the shareholder holds, as of the latest available date and not more than 12 months prior to making of the offer, and a profit and loss statement of the Company for the 12-month period ended on the date of the balance sheet.

     If, within 30 days after the reincorporation is effected, a dissenting shareholder and the Company agree that the shareholder's shares are Dissenting Shares and agree upon the fair value of such shares, the Company will, upon surrender of the certificates representing the Dissenting Shares to the Company at 1010 Tenth Street, Suite 100, Golden, Colorado 80401, Attention: Secretary, make payment in the agreed amount within 90 days after the reincorporation.

     If, within 30 days of the reincorporation is effected, the Company denies that the shares surrendered by a dissenting shareholder are Dissenting Shares or if the Company and the dissenting shareholder fail to agree upon the fair value of such shares, then the Company, within 30 days after receipt of written demand from any dissenting shareholder (given within 60 days after the date reincorporation was effected) will, or at its election at any time within the period of 60 days may, file a petition in any court of competent jurisdiction in Bernalillo County praying that the fair value of the shares be determined. If the Company fails to institute the proceeding to determine the fair value of the Dissenting Shares, any dissenting shareholder may do so in the name of the Company. All dissenting shareholders, wherever residing, will be made parties to the proceeding. All shareholders who are parties to the proceeding will be entitled to judgment against the Company for the amount of the fair value of their shares. The court may, if it so elects, appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers will have such power and authority as specified in the order of their appointment or on an amendment thereof. Upon payment of the judgment, the dissenting shareholder ceases to have any interest in the shares. The court will enter a judgment against the Company in an amount equal to the fair value determined per share multiplied by the number of Dissenting Shares, with interest at the legal rate of interest accruing from the date of the vote upon the reincorporation to the date of payment. Absent an appeal of the judgment by either party, the Company will pay the judgment upon surrender of the certificates representing the Dissenting Shares.

     The costs and expenses of any such proceeding will be determined by the court and will be assessed against the Company, but all or any part of the costs and expenses may be apportioned and assessed as the court deems equitable against any or all of the dissenting shareholder who are parties to the proceeding to whom the Company made an offer to pay for the shares if the court finds that the action of the shareholders in failing to accept the offer was arbitrary or vexatious or not in good faith. Such expenses include reasonable compensation for and reasonable expenses of the appraisers, but exclude the fees and expenses of counsel for and experts employed by any party; but if the fair value of the shares as determined materially exceeds the amount which the Company offered to pay therefore, or if no offer was made, the court in its discretion may award to any shareholder who is a party to the proceeding such sum as the court determines to be reasonable compensation to any expert employed by the shareholder in the proceeding, together with reasonable fees of legal counsel.

     A shareholder's right to demand payment will terminate if (i) the reincorporation is abandoned, rescinded, or the shareholders revoke the authority to effect the reincorporation, (ii) the shares are transferred prior to submission for endorsement as Dissenting Shares, (iii) the shareholder does not comply with all of the procedures described above, or (iv) with the consent of the Company, the shareholder withdraws his demand for payment.

     Cash paid for Common Stock disposed of in an appraisal proceeding may result in a taxable transaction for federal income tax purposes. Shareholders who exercise appraisal rights should consult with their own tax advisors with respect to federal, state, local and foreign tax consequences, if any, of such exercise.

Significant Changes Caused by Reincorporation

     In general, the Company's corporate affairs are governed at present by the corporate law of New Mexico, the Company's state of incorporation, and by the Company's Articles of Incorporation, as amended (the "New Mexico Articles"), and the Company's Bylaws (the "New Mexico Bylaws"), which have been adopted pursuant to New Mexico law. The New Mexico Articles and New Mexico Bylaws are available for inspection during business hours at the principal executive offices of the Company. In addition, copies may be obtained by writing to the Company at American Millennium Corporation, Inc., 1010 Tenth Street, Suite 100, Golden, Colorado 80401, Attention: Corporate Secretary.

     If the reincorporation proposal is adopted, the Company will merge into, and its business will be continued by, the Delaware Company. Following the merger, issues of corporate governance and control would be controlled by Delaware, rather than New Mexico law. The New Mexico Articles and New Mexico Bylaws, will, in effect, be replaced by the Certificate of Incorporation of the Delaware Company (the "Delaware Certificate") and the Bylaws of the Delaware Company (the "Delaware Bylaws"), copies of which are attached as Exhibits B and C to this Proxy Statement. Accordingly, the differences among these documents and between Delaware and New Mexico law are relevant to your decision whether to approve the reincorporation proposal.

         Comparison of Shareholders' Rights

     The following discussion summarizes the more important differences in the corporation laws of Delaware and New Mexico, but does not purport to be an exhaustive discussion of all of the differences. Such differences can be determined in full by reference to the New Mexico Business Corporation Act and the Delaware General Corporation Law. In addition, the New Mexico Business Corporation Act and the Delaware General Corporation Law may be modified by provisions in the articles or certificate of incorporation or bylaws of the corporation.

     A number of differences between New Mexico and Delaware law and among the various charter documents are summarized in the chart below. Shareholders are requested to read this chart in conjunction with the discussion following the chart and the Merger Agreement, the Delaware Certificate and the Delaware Bylaws attached to this Proxy Statement. For each item summarized in the chart, there is a reference to a page of this Proxy Statement on which a more detailed discussion appears.

-------------- --------------------------------  -------------------------------

ISSUE            DELAWARE                         NEW MEXICO
-------------- --------------------------------  -------------------------------
-------------- --------------------------------  -------------------------------
Limitation of  The Delaware Certificate limits   The New Mexico Articles and
Directors      liability of directors to the     Bylaws do not provide for
(See page 16)  Delaware Company for breach of    limitation of liability of
               fiduciary duty as a director,     directors to the Company.
               except for (a) breach of the
               duty of loyalty to the
               corporation or its stockholders;
               (b) acts or omissions not in
               good faith or involving
               intentional misconduct or knowing
               violations of law; (c) the
               payment of unlawful dividends
               or unlawful stock repurchases
               or redemptions; or
               (d) transactions in which the
               officer received an improper
               personal benefit.
-------------- --------------------------------  -------------------------------
-------------- --------------------------------  -------------------------------
Indemnifica-
tion of        Delaware law permits indemnifi-   New Mexico law provides that
Directors and  cation of directors and officers  the corporation shall have the
Officers (see  for third party actions if the    power to indemnify and advance
page 16).      director or officer acted in      reasonable expenses to an
               good faith and in a manner        officer who is not a director
               reasonably believed to be in or   to such further extent,
               not opposed to the best           consistent with law,
               interests of the corporation,     as provided for in the articles
               and, with respect to criminal     of incorporation, bylaws, board
               actions, if the director or       action or contract.
               officer had no reasonable cause
               to believe the director's or
               officer's conduct was unlawful.
-------------- --------------------------------  -------------------------------
-------------- --------------------------------  -------------------------------
Cumulative     Cumulative voting not available   New Mexico permits if provided
Voting for     to Delaware Company stockholders  for in the articles of
Directors      because not provided in the       incorporation.  The New Mexico
(See page 18). Delaware Certificate.             Articles provide for
                                                 cumulative voting.
-------------- --------------------------------  -------------------------------
-------------- --------------------------------  -------------------------------
Number of      Number of directors determined    Number of directors determined
Directors      by bylaws or  certificate of      by articles of incorporation or
(see page 18). incorporation.  The Delaware      the bylaws.  The New Mexico
               Bylaws and the Delaware           Articles provide that the
               Certificate provide that the      number of directors increased
               Board may fix the number of       or decreased by an amendment to
               directors from time to time by    the New Mexico Bylaws; provided
               resolution.                       that there shall always be at
                                                 least three directors.
-------------- --------------------------------  -------------------------------
-------------- --------------------------------  -------------------------------

-------------- --------------------------------  -------------------------------

ISSUE            DELAWARE                         NEW MEXICO
-------------- --------------------------------  -------------------------------
-------------- --------------------------------  -------------------------------
Classified     The Delaware Certificate of       The New Mexico Articles and
Board          Incorporation presently desig-    Bylaws provide for only one
(see page 18). nates three classes of directors. class of directors.
-------------- --------------------------------  -------------------------------
-------------- --------------------------------  -------------------------------
Removal of     Removal of directors from the     Removal of directors or the
Directors  by  classified board only for cause,  entire board of directors with
Shareholders   by affirmative vote of a          or without cause, by
(see page 19). majority of the outstanding       affirmative vote of a majority
               voting stock, unless otherwise    of the outstanding voting
               provided for in the certificate   stock.  Because the New Mexico
               of incorporation.  The Delaware   Articles provide for cumulative
               Certificate does not provide      voting, if less than the entire
               otherwise.                        board is to be removed, a
                                                 director cannot be removed if
                                                 the votes against such removal
                                                 would be sufficient to elect
                                                 him or her at an election of
                                                 the entire board.
-------------- --------------------------------  -------------------------------
-------------- --------------------------------  -------------------------------
Who May Call   The Delaware Certificate and the  The New Mexico Bylaws provide
Special        Delaware Bylaws provide that      that only the Board, or the
Shareholder    only the Chairman of the Board,   President, or holder(s) of 10%
Meeting (see   the President or the Board by a   or more of the outstanding
page 19).      resolution approved by a majority shares entitled to vote at the of the total number of directors, meeting may call a special which the corporation would have  meeting.
               if there were no vacancies may
               call a special meeting.
-------------- --------------------------------  -------------------------------
-------------- --------------------------------  -------------------------------
Action by      Action by written consent is      The New Mexico Bylaws permit
Written        permitted by Delaware Law unless  actions by written consent so
Consent of     otherwise provided by the         long as all stockholders
Shareholders   certificate of incorporation.     entitled to vote consent in
(see page 20). The Delaware Certificate          writing.
               prohibits ations by written
               consent.
-------------- --------------------------------  -------------------------------
-------------- --------------------------------  -------------------------------
Advance Notice Under the Delaware Bylaws,        The New Mexico Articles and
Requirement    a shareholder must notify the     Bylaws do not contain any
for Shareholder Company of a proposal or         advance notice requirements.
Proposals      nomination not less than 45 days
and Director   nor more than 75 days prior to
Nominations    the anniversary of the date on
(see page 20). which the corporation first
               mailed its proxy materials for
               the preceding year's annual
               meeting.
-------------- --------------------------------  -------------------------------
-------------- --------------------------------  -------------------------------

-------------- --------------------------------  -------------------------------
Anti-Takeover  See "Anti-Takeover" discussion.   See "Anti-Takeover" discussion.
Provisions
(see page 20).
-------------- --------------------------------  -------------------------------
-------------- --------------------------------  -------------------------------
Amendment of   The Delaware Certificate grants   The New Mexico Articles grant
Bylaws (see    the Board of Directors the power  the Board of Directors the
page 22).      to adopt, amend or repeal bylaws  power to adopt, amend or repeal by approval of a majority of the  bylaws and grants shareholders total  number of directors which  owning 25% of the capital stock
               the corporation would have if     the power to call a special
               there were no vacancies, except   meeting of shareholders to
               that a  two-thirds supermajority  adopt, amend or repeal bylaws.
               vote is required to amend or
               repeal certain anti-takeover
               provisions of the Delaware
               Bylaws.  The stockholders also
               have the power to adopt, amend
               or repeal bylaws by the
               affirmative vote of at least
               66 2/3% of the outstanding
               voting stock.
-------------- --------------------------------  -------------------------------
-------------- --------------------------------  -------------------------------
Inspection of  Permitted for any purpose         Permitted for any shareholder
Corporate      reasonably related to such        of at least six months or the
Books and      stockholder's interest as a       holder of a beneficial
Records        stockholder.                      interest of 5% or more.
(see page 23).
-------------- --------------------------------  -------------------------------
-------------- --------------------------------  -------------------------------
Dissenters' or Generally available for mergers   Generally available to
Appraisal      if stockholders receive cash in   dissenting shareholders.
Rights         exchange for the shares and in
(see page 23). certain other circumstances.
-------------- --------------------------------  -------------------------------
-------------- --------------------------------  -------------------------------
Dividends      May be declared and paid from     May be declared and paid so
(see page 23). surplus or, in certain            long as, after giving effect
               circumstances, out of net         to the distribution,  the
               profits.                          Company can pay its debts when
                                                 they become due and the total
                                                 assets are greater than the sum
                                                 of its total liabilities and
                                                 the maximum amount that would
                                                 then be payable in any
                                                 liquidation, in respect of all
                                                 outstanding shares having
                                                 preferential rights in
                                                 liquidation.
-------------- --------------------------------  -------------------------------

INDEMNIFICATION AND LIMITATION OF LIABILITY

     The New Mexico Articles and Bylaws do not provide for limitation of liability of directors to the Company.

     New Mexico law provides that a corporation may indemnify a director or officer of the corporation, or a person who was serving at the corporation's request as a director, officer, partner, trustee, employee or agent of another foreign or domestic corporation or nonprofit corporation, cooperative, partnership, joint venture, trust, other incorporated or unincorporated enterprise or employee benefit plan or trust, provided that the person (a) acted in good faith, (b) reasonably believed, in the case of conduct in his official capacity with the corporation, that the conduct was in the best interest of the corporation and, in all other cases, that his conduct was at least not opposed to the corporation's best interests, and (c) in the case of criminal proceedings, had no reasonable cause to believe the conduct was unlawful. No indemnification of an officer or director may be made in connection with a proceeding in which the person was adjudged liable on the basis that a financial benefit was improperly received by such a person. New Mexico law also permits indemnification of expenses in a suit by, or in the right of, the corporation if the person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, subject to court approval if the person is adjudged liable of negligence or misconduct.

     Under New Mexico law, unless limited by Articles of Incorporation, to the extent that an officer or director has been successful in the defense of the proceeding, he or she must be indemnified by the corporation for expenses reasonably incurred. Expenses may be paid in advance of the final disposition of a suit upon (i) receipt of the claimant's written affirmation of good faith belief that he or she has met the statutory standard of conduct, (ii) the claimant agrees to repay such amount if he or she is not entitled to mandatory indemnification, and (iii) a determination is made that the facts than known to those making the determination would not preclude indemnification.

     Under New Mexico law, a corporation has the power to indemnify and to advance reasonable expenses to an officer, employee or agent who is not a director to the extent provided for in the articles of incorporation, bylaws, general or specific action of its board of directors, or contract so long as consistent with New Mexico law. The New Mexico Articles provide that an officer, employee or agent may be indemnified so long as he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to a criminal action, had no reasonable case to believe his or her conduct was unlawful. The New Mexico Bylaws provide that the corporation shall indemnify any officer unless the officer was adjudged liable for negligence or misconduct in the performance of duty to the corporation.

     Unless ordered by a court that the person is entitled to mandatory indemnification, or that such person is entitled to indemnification whether or not he has met the statutory standard of conduct or has been adjudged liable (in which case court ordered indemnification is limited to reasonable expenses), indemnification may be made under New Mexico law only upon determination that the person has met the statutory standard of conduct. This determination is made by (i) by the board of directors by a majority vote of a quorum consisting of directors not at the time parties to the proceeding, (ii) if such quorum cannot be obtained, by a majority vote of a committee of the board duly designated to act in the matter by a majority vote of the full board, in which designation directors who are parties may participate, and consisting solely of two or more directors not at the time parties to the proceeding, (iii) special legal counsel, selected by the board of directors or a committee thereof, by a majority vote of a quorum consisting of directors not at the time parties to the proceeding, or if the requisite quorum cannot be obtained, by a majority vote of the full board, or (iv) by the shareholders.

     Delaware law permits a corporation to include a provision in its certificate of incorporation, which is included in the Delaware Certificate, which eliminates or limits the personal liability of a director to the corporation or its shareholders for monetary damages for breach of fiduciary duty, except for liability for (a) breaches of the director's duty of loyalty to the corporation or its stockholder; (b) acts or omissions not in good faith or involving intentional misconduct or knowing violations of law; (c) the payment of unlawful dividends or unlawful stock repurchases or redemptions; or (d) transactions in which the director received an improper personal benefit.

     Under Delaware law, a corporation has the power to indemnify its directors, officers, employees and agents against judgments, settlements, and expenses in any litigation or other proceeding, except a proceeding by, or in the right of, the corporation, if the person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to a criminal proceeding, had no reasonable cause to believe his or her conduct was unlawful. The indemnification provisions of Delaware law require indemnification of a present or former director or officer to the extent that he has been successful on the merits or otherwise in defense of any action or claim. Delaware law also permits indemnification of expenses in a suit by, or in the right of, the corporation if the person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, subject to court approval if the person is adjudged liable. The Delaware Certificate and the Delaware Bylaws generally require the Delaware Company to indemnify and advance litigation expenses to its directors and officers to the extent permitted by Delaware law.

     Unless otherwise ordered by a court, indemnification may be made under New Mexico law only upon determination that the person has met the statutory standard of conduct. This determination is made, with respect to a person who is a director or officer at the time of such determination, by (i) by the board of directors by a majority vote of the directors who are not parties to the action, suit or proceeding, even though less than a quorum, (ii) by a committee of such directors designated by a majority vote of such directors, even though less than a quorum, (iii) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (iv) by the stockholders.

CUMULATIVE VOTING FOR DIRECTORS

     Cumulative voting permits the holder of each share of stock entitled to vote in the election of directors to cast that number of votes which equal the number of directors to be elected. The holder may allocate all votes represented by a share to a single candidate or may allocate those votes among as many candidates as he chooses. Thus, a shareholder with a significant minority percentage of the outstanding shares may be able to elect one or more directors if voting is cumulative.

     Under New Mexico law cumulative voting in the election of directors is optional. The New Mexico Articles provide for cumulative voting.

     Cumulative voting is not available under Delaware law unless so provided in the corporation's certificate of incorporation. The Delaware Certificate does not provide for cumulative voting.

OTHER MATTERS RELATING TO DIRECTORS

     NUMBER OF DIRECTORS. New Mexico law allows the number of persons constituting the Board of Directors of a corporation to be fixed by the bylaws or the articles of incorporation, or permits the bylaws to provide that the number of directors may vary within a specified range, the exact number to be determined by the Board of Directors. The New Mexico Articles provide that the number of directors may be increased or decreased by an amendment to the New Mexico Bylaws; provided that there shall always be at least three directors.

     Delaware law allows the number of persons constituting the board of directors of a corporation to be fixed by the certificate of incorporation or the bylaws, or fixed in the manner provided in the bylaws. The Delaware Certificate and Bylaws provide that the number of directors shall be determined from time to time exclusively by resolution of the Board of Directors.

     ELECTIONS; CLASSIFIED BOARD OF DIRECTORS. New Mexico law permits, but does not require, the adoption of a classified Board of Directors with staggered terms. The New Mexico Articles do not provide for a classified board of directors.

     Delaware law permits, but does not require, the adoption of a classified board of directors with staggered terms. A maximum of three classes of directors is permitted by Delaware law, with members of one class to be elected each year for a maximum term of three years. Classification of the Board of Directors might make it more difficult for a person acquiring shares to take immediate control of the Board of Directors. The Delaware Certificate and the Delaware Bylaws provide for a classified Board of Directors with three classes of directors. See "Anti-Takeover Measures" for more information on the potential effects of the proposed classified board structure.

     Under the Delaware Certificate, the Board of Directors would be divided into three classes, designated Class I, Class II and Class III. All directors in Class I would hold office until the first annual meeting of stockholders following the implementation of this proposal; all directors in Class II would hold office until the second annual meeting of stockholders and all directors in Class III would hold office until the third annual meeting of the stockholders, and, in each case, until their successors are duly elected and qualified or until their earlier resignation, removal from office or death. As a result, only one class of directors will be elected at each annual meeting of stockholders, with the remaining classes continuing their respective terms until the successors are duly elected and qualified or until earlier resignation, removal from office or death. Any vacancy on the Board of Directors shall be filled by the Board and any director elected to fill such vacancy shall hold office for the remainder of the full term of the class of directors in which the vacancy occurred.

     If all of the nominees set forth in Proposal One are elected to the Board of Directors, the initial classification of the Board of Directors for the Delaware Company would be as follows:

         Class I:          Garrett L. Thomas
         Class II:         Andrew F. Cauthen and Steve Watwood
         Class III:        Ronald J. Corsentino and Bruce R. Bacon

     REMOVAL OF DIRECTORS. Under New Mexico law, because the Company does not have a classified board of directors, a director or the entire board may be removed with or without cause by the affirmative vote of a majority of the outstanding shares entitled to vote. Because the New Mexico Articles provide for cumulative voting, if less than the entire board is to be removed, a director cannot be removed if the votes against such removal would be sufficient to elect him or her at an election of the entire board.

     Under Delaware law, because the Delaware Corporation would have a classified board of directors, unless the certificate of incorporation provides otherwise, directors may be removed only for cause. The Delaware Certificate does not provide that directors may be removed without cause.

BLANK CHECK PREFERRED

     The Company's capital stock currently consists of 60,000,000 authorized shares of Common Stock, of which 44,781,977 shares were issued and outstanding as of October 1, 2002, and 10,000,000 authorized shares of Preferred Stock, none of which were issued and outstanding as of October 1, 2002.

     Under the Delaware Certificate, as under the New Mexico Articles, the Board of Directors has the authority to determine or alter the rights, preferences, privileges, powers and restrictions to be granted to or imposed upon any wholly unissued series of Preferred Stock and to fix the number of shares constituting any such series and to determine the designation thereof. See "Anti-Takeover Measures."

     The Board may authorize the issuance of Preferred Stock in connection with various corporate transactions, including corporate partnering arrangements. The Board may also authorize the issuance of Preferred Stock for the purpose of adopting a stockholder rights plan. If the reincorporation is approved, it is not the present intention of the Board of Directors to seek stockholder approval prior to any issuance of preferred stock, except as required by law or regulation.

WHO MAY CALL A SPECIAL SHAREHOLDER MEETING

     Under New Mexico law a special meeting of shareholders may be called by the Board of Directors, or the holders of not less than one-tenth of all the shares entitled to vote at the meeting, or such other persons authorized to do so by the articles of incorporation or bylaws. The New Mexico Bylaws also authorize the President to call a special meeting of the shareholders.

     Under Delaware law, a special meeting of stockholders may be called by the Board of Directors or by any other person(s) authorized to do so in the certificate of incorporation or the bylaws. The Delaware Certificate and the Delaware Bylaws provide that such a meeting may be called by the Chairman of the Board, the President, or the Board of Directors by a resolution approved by a majority of the total number of directors which the corporation would have if there were no vacancies.

ACTIONS BY WRITTEN CONSENT OF SHAREHOLDERS

     Under New Mexico and Delaware law, shareholders may execute an action by written consent in lieu of a shareholder meeting. New Mexico law provides that action by written consent is permitted so long as all of the shares outstanding and entitled to vote on the matter provide consent in writing.

     Delaware law permits a corporation to eliminate such actions by written consent in its charter. The Delaware Certificate prohibits actions by written consent of stockholders.

ADVANCE NOTICE REQUIREMENT FOR SHAREHOLDER PROPOSALS AND DIRECTOR NOMINATIONS

     There is no specific statutory requirement under either New Mexico or Delaware law with regard to advance notice of director nominations and shareholder proposals. Absent a bylaw restriction, director nominations and shareholder proposals may be made without advance notice at the annual meeting. However, federal securities laws generally provide that shareholder proposals that the proponent wishes to include in the Company's proxy materials must be received not less than 120 days in advance of the date of the proxy statement released in connection with the previous year's annual meeting.

     The New Mexico Bylaws do not provide any restrictions on director nominations or shareholder proposals. The Delaware Bylaws provide that in order for director nominations or shareholder proposals to be properly brought before an annual meeting, the shareholder must have delivered timely notice to the Secretary of the corporation. Under the Delaware Bylaws, to be timely, notice must have been delivered not less than 45 days nor more than 75 days prior to the first anniversary of the date on which the corporation first mailed its proxy materials for the preceding year's annual meeting. If no annual meeting was held in the previous year or the date of the annual meeting has been advanced more than 30 days prior to or delayed by more than 60 days after such anniversary date, notice must be provided not earlier than the 150th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made.

     These notice requirements help ensure that shareholders are aware of all proposals to be voted on at the meeting and have the opportunity to consider each proposal in advance of the meeting.

ANTI-TAKEOVER MEASURES

     Delaware law has been widely viewed to permit a corporation greater flexibility in governing its internal affairs and its relationships with stockholders and other parties than do the laws of many other states, including New Mexico. In particular, Delaware law permits a corporation to adopt a number of measures designed to reduce a corporation's vulnerability to hostile takeover attempts. As discussed herein, certain provisions of the Delaware Certificate could be considered to be anti-takeover measures. Although the Board of Directors does not have knowledge that any attempt to gain control of the Company is being contemplated, differences between New Mexico and Delaware law, effective without additional action by the Delaware Company, could have a bearing on unapproved takeover attempts.

     CLASSIFIED BOARD. Approval of the reincorporation will extend the time required to elect a new majority to the Board of Directors. The New Mexico Articles do not provide for a classified board of directors. Consequently, each of the directors are elected at every meeting of shareholders. The Delaware Certificate, unless directors are removed for cause, will require at least two annual meetings of stockholders for a majority of stockholders to make a change in control of the Board of Directors, since only a minority of the directors will be elected at each meeting. A significant effect of a classified Board of Directors may be to deter hostile takeover attempts because an acquirer would experience delay in replacing a majority of the directors.

     The existence of a classified Board may deter so-called "creeping acquisitions" in which a person or group seeks to acquire: (i) a controlling position without paying a control premium to the selling shareholders; (ii) a position sufficient to exert control over the Company through a proxy contest or otherwise; or (iii) a block of stock with a view toward attempting to promote a sale or liquidation or a repurchase by the Company of the block at a premium, or an exchange of the block for assets of the Company. Faced with a classified Board of Directors, such a person or group would have to assess carefully its ability to control or influence the Company. If free of the necessity to act in response to an immediately threatened change in control, the Board of Directors can act in a more careful and deliberative manner to make and implement appropriate business judgments in response to a creeping acquisition.

     The Board believes that instituting a classified board having staggered three-year terms will help to assure the continuity and stability of the Company's long-term policies in the future and permit it to more effectively represent the interests of all stockholders, since approximately two-thirds of the directors at any given time will have prior experience as directors of the Company. A classified board will also make it more difficult to change the overall composition of the Board of Directors. The Board, however, believes that the benefits of maintaining continuity on the Board, outweighs this effect.

     BUSINESS COMBINATIONS. New Mexico law has not adopted any statutes which limit business combinations or restrict or limit the acquisition of a controlling interest in a company.

     Section 203 of the Delaware General Corporation Law provides that, subject to certain exceptions specified therein, a corporation shall not engage in any "business combination" (as defined) with an "interested stockholder" (as defined below) for a three-year period following the time that such stockholder becomes an interested stockholder unless (i) prior to such time, the board of directors of the corporation approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder; (ii) upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced (excluding certain shares); or (iii) on or subsequent to such time, the business combination is approved by the board of directors of the corporation and by the affirmative vote of at least 66 2/3% of the outstanding voting stock which is not owned by the interested stockholder. Delaware law does not impose any additional restrictions on business combination with interested stockholders following the end of such three-year period.

     Except as specified in the Delaware law, an interested stockholder is defined to include (i) any person that is the "owner" (as defined) of 15% or more of the outstanding voting stock of the corporation; or (ii) any person that is an affiliate or associate of the corporation and was the owner of 15% or more of the outstanding voting stock of the corporation at any time within three years immediately prior to the relevant date. Under the Delaware law, the foregoing provisions do not apply to a corporation if its original certificate of incorporation contains a provision expressly electing not to be governed by such provisions. The Delaware Certificate excludes the Delaware Company from the restrictions imposed under Section 203 of the Delaware General Corporation Law.

     ISSUANCE OF ADDITIONAL SHARES. In addition to the various anti-takeover measures that would be available to the Delaware Company after the reincorporation due to the application of Delaware law, the Delaware Company would retain the rights currently available to the Company under New Mexico law to issue shares of its authorized but unissued capital stock. Following the effectiveness of the proposed reincorporation, shares of authorized and unissued Common Stock and Preferred Stock of the Delaware Company could (within the limits imposed by applicable law) be issued in one or more transactions, or Preferred Stock could be issued with terms, provisions and rights which would make more difficult and, therefore, less likely, a takeover of the Delaware Company. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of existing shares of Common Stock, and such additional shares could be used to dilute the stock ownership of persons seeking to obtain control of the Delaware Company.

     It should be noted that the voting rights to be accorded to any unissued series of Preferred Stock of the Delaware Company ("Delaware Preferred Stock") remain to be fixed by the Board of Directors of the Delaware Company (the "Delaware Board"). Accordingly, if the Delaware Board so authorizes, the holders of Delaware Preferred Stock may be entitled to vote separately as a class in connection with approval of certain extraordinary corporate transactions in circumstances where Delaware law does not ordinarily require such a class vote, or might be given a disproportionately large number of votes. Such Delaware Preferred Stock could also be convertible into a large number of shares of Common Stock of the Delaware Company under certain circumstances or have other terms which might make acquisition of a controlling interest in the Delaware Company more difficult or more costly, including the right to elect additional directors to the Delaware Board. Potentially, the Delaware Preferred Stock could be used to create voting impediments or to frustrate persons seeking to effect a merger or otherwise to gain control of the Delaware Company. Also, the Delaware Preferred Stock could be privately placed with purchasers who might side with the management of the Delaware Company in opposing a hostile tender offer or other attempt to obtain control.

     The Board may also authorize the issuance of Delaware Preferred Stock in connection with various corporate transactions, including corporate partnering arrangements. The Board may also authorize the issuance of Delaware Preferred Stock for the purpose of adopting a shareholder rights plan. However, future issuances of Delaware Preferred Stock as an anti-takeover device might preclude stockholders from taking advantage of a situation which might otherwise be favorable to their interests. In addition (subject to the considerations referred to above as to applicable law), the Delaware Board could authorize issuance of shares of Common Stock of the Delaware Company ("Delaware Common Stock") or Delaware Preferred Stock to a holder who might thereby obtain sufficient voting power to ensure that any proposal to alter, amend or repeal provisions of the Delaware Certificate unfavorable to a suitor would not receive the necessary vote required for the proposed amendments.

     If the reincorporation is approved it is not the present intention of the Board of Directors to seek shareholder approval prior to any issuance of the Delaware Preferred Stock or Delaware Common Stock, except as required by law or regulation. Frequently, opportunities arise that require prompt action, and it is the belief of the Board of Directors that the delay necessary for shareholder approval of a specific issuance would be a detriment to the Delaware Company and its shareholders. The Board of Directors does not intend to issue any Preferred Stock except on terms that the Board of Directors deems to be in the best interests of the Delaware Company and its then existing stockholders.

     There can be no assurance that the Board of Directors would not adopt any further anti-takeover measures available under Delaware law (some of which may not require stockholder approval). Moreover, the availability of such measures under Delaware law, whether or not implemented, may have the effect of discouraging a future takeover attempt which a majority of the Delaware Company's stockholders may deem to be in their best interests or in which shareholders may receive a premium for their shares over then current market prices. As a result, stockholders who might desire to participate in such transactions may not have the opportunity to do so. Shareholders should recognize that, if adopted, the effect of such measures, along with the possibility of discouraging takeover attempts, may be to limit in certain respects the rights of stockholders of the Delaware Company compared with the rights of shareholders of the Company.

AMENDMENT OF BYLAWS

     New Mexico law provides the power to adopt bylaws is vested in the Board of Directors unless reserved to the shareholders by the Articles of Incorporation. The New Mexico Bylaws vest the power to alter, amend or repeal the Bylaws or adopt new Bylaws in the Board of Directors, subject to the right of any shareholders owning 25% of the capital stock of the Company, issued and outstanding, to call a special meeting of shareholders, for the purpose of making, adopting, altering, amending or repealing such Bylaws, and all Bylaws adopted by the shareholders shall supersede the Bylaws made and adopted by the Board of Directors in conflict therewith.

     Upon the effectiveness of the proposed reincorporation, the Delaware Board will be able to make, alter, amend and repeal the Bylaws by a majority vote, except that a two-thirds supermajority vote will be required to amend or repeal certain anti-takeover provisions of the Delaware Bylaws. The Delaware Certificate and Delaware Bylaws require the affirmative vote of 66 2/3% of the outstanding common stock entitled to vote at an election of the Board of Directors for the stockholders to make, alter, amend or repeal the Bylaws.

INSPECTION OF CORPORATE BOOKS AND RECORDS

     New Mexico law provides that any shareholder of at least six months or the holder of a beneficial interest of 5% or more of the outstanding stock has a right to inspect the Company records, including shareholder lists upon written request setting forth the purpose thereof. New Mexico law also provides that any shareholder has a right to inspect the Company's shareholder list in anticipation of a noticed shareholder meeting.

     Delaware law permits any stockholder of record to inspect the stockholder list for any purpose reasonably related to that person's interest as a stockholder and, under certain circumstances, to inspect the books and records of the corporation.

DISSENTERS' OR APPRAISAL RIGHTS

     New Mexico law grants to shareholders the right to dissent in the case of
(i) consummation of a plan of merger if the shareholder is entitled to vote on the merger, (ii) consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired, if the shareholder is entitled to vote on the plan, (iii) a sale or exchange by a corporation of all or substantially all of its property and assets not made in the usual and regular course of its business, including a sale in dissolution, but not including a sale pursuant to an order of a court having jurisdiction in the premises or a sale for cash on terms requiring that all or substantially all of the net proceeds of a sale be distributed to the shareholders in accordance with their respective interest within one year after the date of sale, (iv) an amendment of the articles of incorporation that materially adversely affects rights in respect of a dissenter's shares, and (v) any corporate action taken pursuant to a shareholder vote to the extent the articles of incorporation, bylaws or a resolution of the board of directors provides for dissenter's rights. Under New Mexico law, following the date of the transaction, the corporation is required to make a written offer to each dissenting shareholder to pay for the dissenting shareholder's shares at a price the corporation estimates to be the fair value of the shares.

     Delaware law grants appraisal rights only in the case of a merger or consolidation and not in the case of a sale or exchange of assets, regardless of the number of shares of stock being issued. Such appraisal rights are not available: (a) with respect to the sale, lease or exchange of all or substantially all of the assets of a corporation; (b) with respect to a merger or consolidation by a corporation the shares of which are either (i) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or (ii) held of record by more than 2,000 holders if such stockholders receive only shares of the surviving corporation or shares of any other corporation that are either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 holders, plus cash in lieu of fractional shares of such corporations; or (c) to stockholders of a corporation surviving a merger if no vote of the stockholders of the surviving corporation is required to approve the merger under Delaware law.

     Delaware law does not provide stockholders with voting or appraisal rights when a corporation acquires another business through the issuance of its stock in exchange for assets or stock or in a merger with a subsidiary.

     Because the Company's shareholders will all be entitled to vote on this plan of merger, dissenters' rights will be available under New Mexico law to the Company's shareholders in connection with the reincorporation in Delaware. See "Dissenters' Rights" on page 11.

DIVIDENDS

     Under New Mexico law, the directors of every corporation are permitted, subject to the articles of incorporation, to make distributions to shareholders unless, after giving effect to such a distribution, the corporation would not be able to pay its debts as they become due in the usual course of business, or the corporation's total assets would be less than the sum of its total liabilities plus the amount that would be needed to satisfy the dissolution rights of shareholders whose preferential rights are superior to those receiving the distribution.

     Delaware law allows the payment of dividends out of surplus (including paid-in and earned surplus) or, in certain circumstances, out of net profits for the current and immediately preceding fiscal years. The Company has never paid cash dividends and has no present plans to do so. Shares may be redeemed or repurchased out of surplus, or, in limited circumstances, out of capital.

FEDERAL INCOME TAX CONSEQUENCES OF THE REINCORPORATION

     The reincorporation provided for in the Merger Agreement is intended to be a tax free reorganization under the Internal Revenue Code of 1986, as amended. Assuming the reincorporation qualifies as a reorganization, no gain or loss will be recognized to the holders of capital stock of the Company as a result of consummation of the reincorporation, and no gain or loss will be recognized by the Company or the Delaware Company. Each former holder of capital stock of the Company will have the same basis in the capital stock of the Delaware Company received by such holder pursuant to the reincorporation as such holder has in the capital stock of the Company held by such holder at the time of consummation of the reincorporation. Each shareholder's holding period with respect to the Delaware Company's capital stock will include the period during which such holder held the corresponding Company capital stock, provided the latter was held by such holder as a capital asset at the time of consummation of the reincorporation. The Company has not obtained a ruling from the Internal Revenue Service or an opinion of legal or tax counsel with respect to the consequences of the reincorporation. Shareholders are urged to consult their own tax advisors as to the federal, state, local and foreign tax consequences, if any, of the reincorporation.

Required Vote

     The ratification of the change in the incorporation from New Mexico to Delaware requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock of the Company. Abstentions and broker non-votes will have the effect of a vote against the reincorporation at the Annual Meeting.

                        THE BOARD OF DIRECTORS RECOMMENDS
                     THE SHAREHOLDERS VOTE FOR PROPOSAL TWO

                                 PROPOSAL THREE
                  INCREASE OF AUTHORIZED SHARES OF COMMON STOCK

     The Company's Board of Directors has approved an amendment to the New Mexico Articles to increase the number of authorized shares of Common Stock to 100,000,000 from 60,000,000. The Board of Directors recommends that the shareholders approve this amendment. If Proposal Two is approved by the shareholders, approval of this Proposal Three will result in the Delaware Company having 100,000,000 authorized shares of Common Stock. If Proposal Two is approved, but this Proposal Three is not approved, the Delaware Company will have 60,000,000 authorized shares of Common Stock.

     As of October 1, 2002, 44,781,977 shares of Company Common Stock were issued and outstanding. An additional 19,485,516 shares were covered by outstanding options and warrants. If this Proposal Three is approved, the Company will have 35,732,507 shares of authorized, unissued and unreserved shares of Common Stock.

     The number of authorized shares of Common Stock currently available is not sufficient to meet the Company's potential obligations to issue shares of Common Stock upon exercise of outstanding options and warrants. In addition, the Board of Directors believes that the authorized shares of Common Stock remaining available for future issuances is not sufficient to enable the Company to respond to potential business opportunities and to pursue important objectives that may be anticipated. Accordingly, the Board of Directors believes that it is in the Company's best interests to increase the number of authorized shares of Common Stock as described above. The Board of Directors also believes that the availability of such shares will provide the Company with the flexibility to issue Common Stock for proper corporate purposes that may be identified by the Board of Directors from time to time, such as financings, acquisitions, strategic business relationships or stock dividends (including stock splits in the form of stock dividends). Further, the Board of Directors believes the availability of additional shares of Common Stock will enable the Company to attract and retain talented employees through the grant of stock options and other stock-based incentives. The issuance of additional shares of Common Stock may have a dilutive effect on earnings per share and, for a person who does not purchase additional shares to maintain his or her pro rata interest, on a stockholder's percentage voting power.

     The Board of Directors does not intend to issue any common stock except on terms which the Board deems to be in the best interests and in the best interests of the Company's then-existing shareholders. Unless the Company is required by law or stock market or exchange requirements, the Board of Directors does not intend to seek the approval of the shareholders prior to any issuance of the authorized common stock.

     The Board of Directors does not recommend this proposed amendment with the intent to use the ability to issue additional Common Stock to discourage tender offers or takeover attempts. However, the availability of authorized Common Stock for issuance could render more difficult or discourage a merger, tender offer, proxy contest or other attempt to obtain control of the Company. The proposed amendment is not in response to any effort on the part of any party to accumulate material amounts of Common Stock or to acquire control of us by means of merger, tender offer, proxy contest or otherwise, or to change management of the Company.

     The text of the first paragraph of Article IV of the New Mexico Articles, as it is proposed to be amended pursuant to this proposal, is as follows:

     "The corporation shall have the authority to issue 100,000,000 shares of Common Stock, par value $0.001 per share. Fractional shares may be issued. The corporation is authorized to issue 10,000,000 shares of Preferred Stock. The Board of Directors is authorized to issue such Preferred Stock in five (5) series, and to establish the number of shares to be included in each series and the preferences, limitations, conversion rights and other relative rights of each series."

Vote Required

     The affirmative vote of the holders of a majority of the outstanding shares of common stock of the Company is required to approve this Proposal Three. Abstentions and broker non-votes will have the effect of a vote against Proposal Three at the Annual Meeting.

                        THE BOARD OF DIRECTORS RECOMMENDS
                    THE SHAREHOLDERS VOTE FOR PROPOSAL THREE.

                                  PROPOSAL FOUR
                 THE SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Company has engaged Dohan and Company as its principal independent public accountants to perform the audit of the Company's financial statements for fiscal year 2003, and to perform other accounting services. Dohan and Company audited the Company's financial statements for its fiscal year ended July 31, 2002. Representatives of Dohan and Company are not expected to be present at the Annual Meeting. In the event representatives do attend the Annual Meeting, each of them will have an opportunity to make a statement should any of them desire to do so, and they would be expected to be available to respond to appropriate questions.

Audit Fees

     The aggregate fees billed to the Company for professional services rendered by Dohan and Company for its audit of the Company's annual financial statements for the fiscal year ended July 31, 2002, and its reviews of the financial statements included in the Company's Quarterly Reports on Form 10-QSB for that fiscal year were _______________.

Financial Information Systems Design and Implementation Fees

     Dohan and Company did not render any professional services related to financial information systems design and implementation for the fiscal year ended July 31, 2002.

All Other Fees

     The aggregate fees billed to the Company for all other services rendered by Dohan and Company for the most recent fiscal year were $5,992. These fees related to preparation and review of the Company's tax returns and assistance with the filing of registration statements with the Securities and Exchange Commission.

Auditor Independence

     The Board of Directors has determined that the fees received by Dohan and Company for the non-audit related professional services listed above are compatible with maintaining Dohan and Company's independence.

     The ratification of the selection of Dohan and Company requires the affirmative vote of the holders of a majority of shares of Common Stock present or represented and entitled to vote at the Annual Meeting. Abstentions and broker non-votes will be counted as present for purposes of determining whether a quorum is present at the Annual Meeting. Abstentions will have the effect of a vote against Proposal Four, and broker non-votes will have no effect on the vote on Proposal Four.

                        THE BOARD OF DIRECTORS RECOMMENDS
                     THE SHAREHOLDERS VOTE FOR PROPOSAL FOUR

                              SHAREHOLDER PROPOSALS

     Proposals of shareholders of the Company which are intended to be presented at the Company's 2004 Annual Meeting of Shareholders and included in the Company's proxy soliciting material must be received by the Secretary of the Company, in accordance with rules of the Securities and Exchange Commission, no later than _____________, 2003.

     In the event that the Shareholders approve Proposal Two, proposals of shareholders of the Company which are intended to be presented at the Company's 2004 Annual Meeting of Shareholders, but are not intended to be included in the Company's proxy soliciting material, must be received by the Secretary of the Company no earlier than ______, 2003 and no later than ______, 2003.

                               2002 ANNUAL REPORT

     The Company's 2002 Annual Report, including audited financial statements for the fiscal years ending July 31, 2002, 2001, and 2000, are being forwarded to each person who is a shareholder of record as of October 30, 2002, together with this proxy statement.

     A copy of the Company's 2002 Annual Report on Form 10-KSB is available without charge to those shareholders who would like more detailed information concerning the Company. If you desire a copy of that document, please send a written request to Investor Relations, American Millennium Corporation, Inc., 1010 Tenth Street, Suite 100, Golden, Colorado 80401.


                             THE BOARD OF DIRECTORS

Golden, Colorado
_____________, 2002

     YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE PAID ENVELOPE.

                                    Exhibit A


                          AGREEMENT AND PLAN OF MERGER
                                       OF
                      AMERICAN MILLENNIUM CORPORATION, INC.
                           (A NEW MEXICO CORPORATION)
                                       AND
                      AMERICAN MILLENNIUM CORPORATION, INC.
                            (A DELAWARE CORPORATION)

     THIS AGREEMENT AND PLAN OF MERGER, dated as of ___________ ___, 2002 (this "Agreement") is entered into between American Millennium Corporation, Inc., a New Mexico corporation ("AMCi New Mexico"), and American Millennium Corporation, Inc., a Delaware corporation ("AMCi Delaware"). AMCi New Mexico and AMCi Delaware are sometimes referred to herein as the "Constituent Corporations."

                                R E C I T A L S:

     A. AMCi New Mexico is a corporation duly organized, validly existing and in good standing under the laws of the State of New Mexico and, on the date of this Agreement, has authority to issue 70,000,000 shares, consisting of 60,000,000 shares Common Stock, par value $0.001 per share, and 10,000,000 shares of Preferred Stock. As of [ ], 2002, [ ] shares of Common Stock and [ ] shares of Preferred Stock were issued and outstanding.

     B. AMCi Delaware is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and, on the date of this Agreement, has authority to issue [110,000,000] shares, consisting of [100,000,000] shares Common Stock, $0.001 par value, and 10,000,000 shares of Preferred Stock, $0.001 par value. As of the date hereof, and before giving effect to the transactions contemplated hereby, no shares of capital stock were issued and outstanding.

     C. The Board of Directors of AMCi New Mexico has determined that, for the purpose of effecting the reincorporation of AMCi New Mexico in the State of Delaware, it is advisable and in the best interests of AMCi New Mexico that AMCi New Mexico merge with and into AMCi Delaware upon the terms and conditions of this Agreement.

     D. The respective Boards of Directors of AMCi Delaware and AMCi New Mexico have approved this Agreement and have directed that this Agreement be submitted to a vote of their respective stockholders and executed by the undersigned officers.

     NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, AMCi Delaware and AMCi New Mexico hereby agree, subject to the terms and conditions hereinafter set forth, as follows:

                                    I. MERGER

     1.1 MERGER. In accordance with the provisions of this Agreement, the Delaware General Corporation Law and the Business Corporation Act of the State of New Mexico, AMCi New Mexico shall be merged with and into AMCi Delaware (the "Merger"), the separate existence of AMCi New Mexico shall cease and AMCi Delaware shall be the surviving corporation upon the Effective Date of the Merger (as defined below) and which is sometimes hereinafter referred to as the "Surviving Corporation." The name of the Surviving Corporation shall be American Millennium Corporation, Inc.

     1.2 FILING AND EFFECTIVENESS. The Merger shall not become effective until the following actions shall be completed:

          (a) This Agreement and the Merger shall have been adopted and approved by the stockholders of AMCi New Mexico and the sole stockholder of AMCi Delaware in accordance with the requirements of the Delaware General Corporation Law and the Business Corporation Act of the State of New Mexico; (b) All of the conditions precedent to the consummation of the Merger specified in this Agreement shall have been satisfied or duly waived by the party entitled to satisfaction thereof;

          (c) An executed Certificate of Merger or an executed counterpart of this Agreement meeting the requirements of the Delaware General Corporation Law shall have been filed with the Secretary of State of the State of Delaware; and

          (d) An executed Articles of Merger shall have been filed with the Public Regulatory Commission of the State of New Mexico.

     The date and time when the Merger shall become effective as aforesaid, is herein called the "Effective Date of the Merger."

     1.3 EFFECT OF THE MERGER. Upon the Effective Date of the Merger, the separate existence of AMCi New Mexico shall cease and AMCi Delaware, as the Surviving Corporation (i) shall continue to possess all of its assets, rights, powers and property as constituted immediately prior to the Effective Date of the Merger, (ii) shall be subject to all actions previously taken by its and AMCi New Mexico's Board of Directors, (iii) shall succeed, without other transfer, to all of the assets, rights, powers and property of AMCi New Mexico in the manner more fully set forth in Section 259 of the General Corporation Law of the State of Delaware, (iv) shall continue to be subject to all of the debts, liabilities and obligations of AMCi Delaware as constituted immediately prior to the Effective Date of the Merger, and (v) shall succeed, without other transfer, to all of the debts, liabilities and obligations of AMCi New Mexico in the same manner as if AMCi Delaware had itself incurred them, all as more fully provided under the applicable provisions of the General Corporation Law of the State of Delaware and the Business Corporation Act of the State of New Mexico.

                  II. CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

     2.1 CERTIFICATE OF INCORPORATION. The Certificate of Incorporation of AMCi Delaware as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Certificate of Incorporation of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

     2.2 BYLAWS. The Bylaws of AMCi Delaware as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Bylaws of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

     2.3 DIRECTORS AND OFFICERS. The directors and officers of AMCi New Mexico immediately prior to the Effective Date of the Merger shall be the directors and officers of the Surviving Corporation until their successors shall have been duly elected and qualified or until as otherwise provided by law, the Certificate of Incorporation of the Surviving Corporation or the Bylaws of the Surviving Corporation.

                       III. MANNER OF CONVERSION OF STOCK

     3.1 AMCi NEW MEXICO COMMON STOCK AND PREFERRED STOCK. Upon the Effective Date of the Merger, each share of AMCi New Mexico Common Stock, par value $0.001 per share, and each share of Preferred Stock issued and outstanding immediately prior thereto shall by virtue of the Merger and without any action by the Constituent Corporations, the holder of such share or any other person, be converted into and exchanged for one (1) fully paid and nonassessable share of Common Stock, par value $0.001 per share, of the Surviving Corporation or one
(1) fully paid and nonassessable share of Preferred Stock, par value $0.001 per share, of the Surviving Corporation, respectively. Each share of Surviving Corporation Common Stock or Preferred Stock shall be subject to the same restrictions on sale or other transfer, if any, as the share of AMCi New Mexico Common Stock or Preferred Stock which was converted into and exchanged for such share of Surviving Corporation Common Stock or Preferred Stock.

     3.2 AMCi NEW MEXICO OPTIONS, WARRANTS AND RIGHTS.

          (a) Upon the Effective Date of the Merger, the Surviving Corporation shall assume and continue the stock option plans and all other employee benefit plans of AMCi New Mexico. Each outstanding and unexercised option, warrant or right for AMCi New Mexico Common Stock shall become an option, warrant or right for the Surviving Corporation's Common Stock on the basis of one (1) share of the Surviving Corporation's Common Stock for each share of AMCi New Mexico Common Stock issuable pursuant to any such option, warrant or right, on the same terms and conditions and at an exercise price per share equal to the exercise price per share applicable to any such AMCi New Mexico option, warrant or right at the Effective Date of the Merger. There are no options, warrants, or rights for the Preferred Stock of AMCi New Mexico.

          (b) A number of shares of the Surviving Corporation's Common Stock shall be reserved for issuance upon the exercise of options, warrants and rights equal to the number of shares of AMCi New Mexico Common Stock so reserved immediately prior to the Effective Date of the Merger.

     3.3 STOCK CERTIFICATES. At and after the Effective Date, all of the outstanding certificates which immediately prior to the Effective Time represented shares of AMCi New Mexico Common Stock or Preferred Stock shall be deemed for all purposes to evidence ownership of, and to represent, shares of the Surviving Corporation Common Stock or Preferred Stock into which the shares of AMCi New Mexico Common Stock or Preferred Stock formerly represented by such certificates have been converted as provided in this Agreement. The registered owner on the books and records of the Surviving Corporation or its transfer agent of any outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to the Surviving Corporation or its transfer agents, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividends and other distributions upon, the shares of the Surviving Corporation Common Stock or Preferred Stock evidenced by such outstanding certificate as provided above.

                                   IV. GENERAL

     4.1 FURTHER ASSURANCES. AMCi New Mexico agrees that if, at any time after the Effective Date of the Merger, the Surviving Corporation shall consider or be advised that any further deeds, assignments or assurances are necessary or desirable to vest, perfect or confirm in the Surviving Corporation title to any property or rights of AMCi New Mexico, the Surviving Corporation and its officers and directors may execute and deliver all such deeds, assignments and assurances and do all other things necessary or desirable to vest, perfect or confirm title to such property or rights in the Surviving Corporation and otherwise to carry out the purposes of this Agreement, in the name of AMCi New Mexico or otherwise.

     4.2 ABANDONMENT. At any time before the Effective Date of the Merger, this Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of either AMCi New Mexico or of AMCi Delaware, or of both, notwithstanding the approval of this Agreement by the shareholders of AMCi New Mexico or by the sole stockholder of AMCi Delaware, or both.

     4.3 AMENDMENT. The Boards of Directors of the Constituent Corporations may amend this Agreement at any time prior to the filing of this Agreement (or certificate in lieu thereof) with the Secretary of State of the State of Delaware, provided that an amendment made subsequent to the adoption of this Agreement by the stockholder or shareholders of either Constituent Corporation shall not: (1) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such Constituent Corporation, (2) alter or change any term of the Certificate of Incorporation of the Surviving Corporation to be effected by the Merger or (3) alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of any class or series of capital stock of any Constituent Corporation.

     4.4 GOVERNING LAW. This Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the State of Delaware.

     4.8 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, this Agreement having first been approved by the resolutions of the Boards of Directors of American Millennium Corporation, Inc., a New Mexico corporation, and American Millennium Corporation, Inc., a Delaware corporation, is hereby executed on behalf of each of such two corporations and attested by their respective officers thereunto duly authorized.

                                        American Millennium Corporation, Inc.
                                        a New Mexico corporation

                                        By: __________________________________

                                        President and Chief Executive Officer

ATTEST:

_______________________________

Secretary

                                        American Millennium Corporation, Inc.
                                        a Delaware corporation

                                        By: ____________________________________

                                        President and Chief Executive Officer

ATTEST:

_______________________________

Secretary


                                  SIGNATURE PAGE TO AGREEMENT AND PLAN OF MERGER

                                       B-1
                                    Exhibit B


                          CERTIFICATE OF INCORPORATION

                                       OF

                      AMERICAN MILLENNIUM CORPORATION, INC.



FIRST.  The name of the corporation is American Millennium Corporation, Inc.

SECOND. The address of the registered office of the corporation in the State of Delaware is 2711 Centerville Road, Ste. 400, Wilmington, Delaware 19808, County of New Castle. The name of its registered agent at such address is Corporation Service Company.

THIRD. The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

FOURTH.

     A.       Capitalization.

     The total number of shares of all classes of capital stock which the corporation shall have authority to issue is [110,000,000] shares, comprised of [100,000,000] shares of Common Stock with a par value of $0.001 per share (the "Common Stock") and 10,000,000 shares of Preferred Stock with a par value of $0.001 per share (the "Preferred Stock").

     A description of the respective classes of stock and a statement of the designations, preferences, voting powers (or no voting powers), relative, participating, optional or other special rights and privileges and the qualifications, limitations and restrictions of the Preferred Stock and Common Stock are as follows:

     B.       Voting Rights.

     Except as otherwise required by law or this Certificate of Incorporation, each holder of Common Stock shall have one vote in respect of each share of stock held by such holder of record on the books of the corporation for the election of directors and on all matters submitted to a vote of stockholders of the corporation; provided, however, that, except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Certificate of Incorporation (including any certificate of designations relating to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon pursuant to this Certificate of Incorporation (including any certificate of designations relating to any series of Preferred Stock).

     C.       Preferred Stock.

     The Preferred Stock may be issued in one or more series at such time or times and for such consideration or considerations as the board of directors may determine. Each series shall be so designated as to distinguish the shares thereof from the shares of all other series.

     The board of directors is expressly authorized, subject to the limitations prescribed by law and the provisions of this Certificate of Incorporation, to provide for the issuance of all or any shares of the Preferred Stock, in one or more series, each with such designations, preferences, voting powers (or no voting powers), relative, participating, optional or other special rights and privileges and such qualifications, limitations or restrictions thereof as shall be stated in the resolution or resolutions adopted by the board of directors to create such series, and a certificate of designations setting forth a copy of said resolution or resolutions shall be filed in accordance with the General Corporation Law of the State of Delaware. The authority of the board of directors with respect to each such series shall include without limitation of the foregoing the right to specify the number of shares of each such series and to authorize an increase or decrease in such number of shares and the right to provide that the shares of each such series may be: (i) subject to redemption at such time or times and at such price or prices; (ii) entitled to receive dividends (which may be cumulative or non-cumulative) at such rates, on such conditions, and at such times, and payable in preference to, or in such relation to, the dividends payable on any other class or classes or any other series;
(iii) entitled to such rights upon the dissolution of, or upon any distribution of the assets of, the corporation; (iv) convertible into, or exchangeable for, shares of any other class or classes of stock, or of any other series of the same or any other class or classes of stock of the corporation at such price or prices or at such rates of exchange and with such adjustments, if any;
(v) entitled to the benefit of such limitations, if any, on the issuance of additional shares of such series or shares of any other series of Preferred Stock; or (vi) entitled to such other preferences, powers, qualifications, rights and privileges, all as the board of directors may deem advisable and as are not inconsistent with law and the provisions of this Certificate of Incorporation. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the Common Stock, without a vote of the holders of the Preferred Stock, or of any series thereof, unless a vote of such holder is required pursuant to the terms of any Preferred Stock designation.

FIFTH. In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware:

     A. Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, the number of directors which shall constitute the board of directors of the corporation shall be determined by resolution of a majority of directors then in office. The board of directors shall be divided into three classes. Each director shall serve for a term ending on the third annual meeting of stockholders following the annual meeting of stockholders at which such director was elected; provided, however, that the directors first elected to Class I shall serve for a term ending at the 2003-2004 annual meeting of stockholders, the directors first elected to Class II shall serve for a term ending at the 2004-2005 annual meeting of stockholders, and directors first elected to Class III shall serve for a term ending at the 2005-2006 annual meeting of stockholders. At each annual election, the directors chosen to succeed those whose terms then expire shall be of the same class as the directors they succeed. In the event of any change in the authorized number of directors, each director then continuing to serve as such shall nevertheless continue as a director of the class of which he or she is a member until the expiration of his or her current term, or his or her prior death, resignation or removal. The directors shall be elected at each annual meeting of the stockholders, but if any annual meeting is not held, or the directors are not elected thereat, the directors may be elected at any special meeting of the stockholders held for that purpose. All directors shall hold office until the expiration of the term for which elected, and until their respective successors are elected, except in the case of death, resignation, or removal of any director.

     B. Except as required by law or provided for by resolution of the board of directors, newly created directorships resulting from any increase in the number of directors and any vacancies on the board of directors resulting from death, resignation, disqualification, removal or other cause shall be filled solely by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the board of directors, by a sole remaining director and not by the stockholders. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the class of directors in which the new directorship was created or the vacancy occurred and until such director's successor has been elected and qualified. No decrease in the number of directors constituting the board of directors may shorten the term of any incumbent director.

     C. The board of directors of the corporation is expressly empowered to adopt, amend or repeal the Bylaws of the corporation. Any adoption, amendment or repeal of the Bylaws of the corporation by the board of shall require the approval of a majority of the total number of directors which the corporation would have if there were no vacancies; provided, however, that the affirmative vote of not less than two-thirds of the total number of directors which the corporation would have if there were no vacancies shall be required to repeal, alter or amend any Bylaw provision relating to (i) the calling of a special meeting of the stockholders or a special meeting of the board of directors, (ii) stockholder nominations or proposals, (iii) the number, classification or election of directors or (iv) supermajority approval or quorum requirements of the board, or any committee thereof, or to adopt any Bylaw provision inconsistent therewith. Notwithstanding the foregoing, the affirmative vote of not less than two-thirds of the total number of directors which the corporation would have if there were no vacancies shall be required to alter, amend or adopt any Bylaw provision inconsistent with or repeal Article IX of the Bylaws relating to amendments thereof. The stockholders shall also have the power to adopt, amend or repeal the Bylaws of the corporation; provided, however, that, notwithstanding any other provision of this Certificate of Incorporation or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any particular class or series of the capital stock of the corporation required by law, this Certificate of Incorporation or any preferred stock, the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of all of the then-outstanding shares of the capital stock of the corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to adopt, amend or repeal any provision of the Bylaws of the corporation.

     D. Elections of directors need not be by written ballot unless the Bylaws of the corporation shall so provide.

     E. The books of the corporation may be kept at such place within or without the State of Delaware as the Bylaws of the corporation may provide or as may be designated from time to time by the board of directors of the corporation.

SIXTH. Whenever a compromise or arrangement is proposed between this corporation and its creditors or any class of them and/or between this corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this corporation under the provisions of Section 279 of Title 8 of the Delaware Code, order a meeting of the creditors or classes of creditors, and/or of the stockholders or classes of stockholders of this corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this corporation, as the case may be, and also on this corporation.

SEVENTH. A director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived any improper personal benefit. If the Delaware General Corporation Law is amended hereafter to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended.

     Any repeal or modification of the foregoing paragraph by the stockholders of the corporation shall not adversely affect any right or protection of a director of the corporation existing at the time of repeal or modification.

EIGHTH.

     A. Right to Indemnification.

     Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she is or was a director or an officer of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter an "indemnitee"), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the corporation to provide broader indemnification rights than such law permitted the corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such indemnitee in connection therewith; provided, however, that, except as provided in Section C of this Article EIGHTH with respect to proceedings to enforce rights to indemnification, the corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the board of directors of the corporation.

     B. Right to Advancement of Expenses.

     In addition to the right to indemnification conferred in Section A of this Article EIGHTH, an indemnitee shall also have the right to be paid by the corporation the expenses (including attorney's fees) incurred in defending any such proceeding in advance of its final disposition (hereinafter an "advancement of expenses"); provided, however, that, if the Delaware General Corporation Law requires, an advancement of expenses incurred by an indemnitee in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the corporation of an undertaking (hereinafter an "undertaking"), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (hereinafter a "final adjudication") that such indemnitee is not entitled to be indemnified for such expenses under this Section B or otherwise. The rights to indemnification and to the advancement of expenses conferred in Sections A and B of this Article EIGHTH shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the indemnitee's heirs, executors and administrators.

     C. Right of Indemnitee to Bring Suit.

     If a claim under Section A or B of this Article EIGHTH is not paid in full by the corporation within 60 days after a written claim has been received by the corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be 20 days, the indemnitee may at any time thereafter bring suit against the corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. In (i) any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and (ii) in any suit brought by the corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the corporation shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met any applicable standard for indemnification set forth in the Delaware General Corporation Law. Neither the failure of the corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or brought by the corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Article EIGHTH or otherwise shall be on the corporation.

     D. Non Exclusivity of Rights.

     The rights to indemnification and to the advancement of expenses conferred in this Article EIGHTH shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, the corporation's Certificate of Incorporation, bylaws, agreement, vote of stockholders or directors or otherwise.

     E. Insurance.

     The corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law. F. Indemnification of Employees and Agents of the Corporation.

     The corporation may, to the extent authorized from time to time by the board of directors, grant rights to indemnification and to the advancement of expenses to any employee or agent of the corporation to the fullest extent of the provisions of this Article EIGHTH with respect to the indemnification and advancement of expenses of directors and officers of the corporation.

     G. Nature of Rights.

     The rights conferred upon indemnitees in this Article EIGHTH shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a director, officer or trustee and shall inure to the benefit of the indemnitee's heirs, executors and administrators. Any amendment, alteration or repeal of this Article EIGHTH that adversely affects any right of an indemnitee or its successors shall be prospective only and shall not limit or eliminate any such right with respect to any proceeding involving any occurrence or alleged occurrence of any action or omission to act that took place prior to such amendment or repeal.

NINTH. The Corporation shall not be governed by Section 203 of the Delaware General Corporation Law.

TENTH. The corporation reserves the right to amend or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon a stockholder herein are granted subject to this reservation.

ELEVENTH. No action required or permitted to be taken at any annual or special meeting of the stockholders may be taken without a meeting and the power of stockholders to consent in writing, without a meeting, to the taking of any action is specifically denied. Special meetings of the stockholders of this corporation may be called only by the Chairman of the Board or the President or by the board of directors pursuant to a resolution approved by a majority of the total number of directors which the corporation would have if there were no vacancies.

TWELFTH.  The name and address of the incorporator are as follows:

                  David A. Charapp
                  4350 La Jolla Village Drive
                  7th Floor
                  San Diego, California 92122

                                       C-1
                                    Exhibit C


                      AMERICAN MILLENNIUM CORPORATION, INC.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     BYLAWS
--------------------------------------------------------------------------------


                                  STOCKHOLDERS
Section 1.        Annual Meeting.

(1) An annual meeting of the stockholders, for the election of directors to succeed those whose terms expire and for the transaction of such other business as may properly come before the meeting, shall be held at such place, if any, on such date, and at such time as the Board of Directors shall fix each year.

(2) Nominations of persons for election to the Board of Directors of the Corporation and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders (a) pursuant to the Corporation's notice of meeting, (b) by or at the direction of the Board of Directors or (c) by any stockholder of the Corporation who was a stockholder of record at the time of giving of the notice provided for in this bylaw, who is entitled to vote at the meeting and who complied with the notice procedures set forth in this bylaw.

(3) For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (c) of paragraph (2) of this Section 1, (a) the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation, (b) such business must be a proper matter for stockholder action under the Delaware General Corporation Law, (c) if the stockholder, or the beneficial owner on whose behalf any such proposal or nomination is made, has provided the Corporation with a Solicitation Notice, as that term is defined in subclause (z)(iii) of this paragraph (3), such stockholder or beneficial owner must, in the case of a proposal, have delivered a proxy statement and form of proxy to holders of at least the percentage of the Corporation's voting shares required under applicable law to carry any such proposal, or, in the case of a nomination or nominations, have delivered a proxy statement and form of proxy to holders of a percentage of the Corporation's voting shares reasonably believed by such stockholder or beneficial holder to be sufficient to elect the nominee or nominees proposed to be nominated by such stockholder, and must, in either case, have included in such materials the Solicitation Notice and (d) if no Solicitation Notice relating thereto has been timely provided pursuant to this section, the stockholder or beneficial owner proposing such business or nomination must not have solicited a number of proxies sufficient to have required the delivery of such a Solicitation Notice under this section. To be timely, a stockholder's notice shall be delivered to the Secretary at the principal executive offices of the Corporation not less than 45 nor more than 75 days prior to the first anniversary of the date on which the Corporation first mailed its proxy materials for the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, or if no meeting was held in the prior year, notice by the stockholder to be timely must be so delivered not earlier than the 150th day prior to such annual meeting and not later than the close of business on the later of (i) the 90th day prior to such annual meeting or (ii) the 10th day following the day on which public announcement of the date of such meeting is first made. Such stockholder's notice shall set forth (x) as to each person whom the stockholder proposes to nominate for election or reelection as a director all information relating to such person as would be required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (y) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (z) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the Corporation's books, and of such beneficial owner and (ii) the class and number of shares of the Corporation which are owned beneficially and of record by such stockholder and such beneficial owner, and (iii) whether either such stockholder or beneficial owner intends to deliver a proxy statement and form of proxy to holders of, in the case of a proposal, at least the percentage of the Corporation's voting shares required under applicable law to carry the proposal or, in the case of a nomination or nominations, a sufficient number of holders of the Corporation's voting shares to elect such nominee or nominees (an affirmative statement of such intent, a "Solicitation Notice").

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(4) Notwithstanding anything in the second sentence of paragraph (3) of this
Section 1 to the contrary, in the event that the number of directors to be elected to the Board of Directors of the Corporation is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board of Directors made by the Corporation at least 55 days prior to the first anniversary of the date on which the Corporation first mailed its proxy materials for the preceding year's annual meeting, a stockholder's notice required by this bylaw shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the 10th day following the day on which such public announcement is first made by the Corporation.

(5) Only such persons who are nominated in accordance with the procedures set forth in this Section 1 shall be eligible to serve as directors and only such business shall be conducted at an annual meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 1. The chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made in accordance with the procedures set forth in these Bylaws and, if any proposed nomination or business is not in compliance with these Bylaws, to declare that such defective proposed business or nomination shall be disregarded.

(6) For purposes of these Bylaws, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or a comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

(7) Notwithstanding the foregoing provisions of this Section 1, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this
Section 1. Nothing in this Section 1 shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation's proxy statement pursuant to Rule 14a-8 under the Exchange Act.

Section 2.        Special Meetings; Notice.

(1) Special meetings of the stockholders, other than those required by statute, may be called at any time by the Chairman of the Board or the President or by the Board of Directors pursuant to a resolution approved by a majority of the total number of directors which the Corporation would have if there were no vacancies. Notice of every special meeting, stating the time, place, if any, and purpose, shall be given by mailing, postage prepaid, at least 10 but not more than 60 days before each such meeting, a copy of such notice addressed to each stockholder of the Corporation at his post office address as recorded on the books of the Corporation. The Board of Directors may postpone or reschedule any previously scheduled special meeting.

(2) Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation's notice of meeting. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation's notice of meeting (a) by or at the direction of the Board of Directors or (b) by any stockholder of record of the Corporation who is a stockholder of record at the time of giving of notice provided for in this paragraph, who shall be entitled to vote at the meeting and who complies with the notice procedures set forth in Section 1 of this Article
I. Nominations by stockholders of persons for election to the Board of Directors may be made at such a special meeting of stockholders if the stockholder's notice required by the third paragraph of Section 1 of this Article I shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the later of the 90th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting.

(3) Notwithstanding the foregoing provisions of this Section 2, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to matters set forth in this
Section 2. Nothing in this Section 2 shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation's proxy statement pursuant to Rule 14a-8 under the Exchange Act.

Section 3.        Notice of Meetings.

     Written notice of the place, if any, date, and time of all meetings of the stockholders, and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting, shall be given, not less than 10 nor more than 60 days before the date on which the meeting is to be held, to each stockholder entitled to vote at such meeting, except as otherwise provided herein or required by law (meaning, here and hereinafter, as required from time to time by the Delaware General Corporation Law or the Certificate of Incorporation of the Corporation).

     When a meeting is adjourned to another place, if any, date or time, written notice need not be given of the adjourned meeting if the place, if any, date and time thereof, and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting, are announced at the meeting at which the adjournment is taken; provided, however, that if the date of any adjourned meeting is more than 30 days after the date for which the meeting was originally noticed, or if a new record date is fixed for the adjourned meeting, written notice of the place, if any, date, and time of the adjourned meeting, and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting, shall be given in conformity herewith. At any adjourned meeting, any business may be transacted which might have been transacted at the original meeting.

Section 4.        Quorum.

     At any meeting of the stockholders, the holders of a majority of all of the shares of the stock entitled to vote at the meeting, present in person or by proxy, shall constitute a quorum for all purposes, unless or except to the extent that the presence of a larger number may be required by law. Where a separate vote by a class or classes is required, a majority of the shares of such class or classes present in person or represented by proxy shall constitute a quorum entitled to take action with respect to that vote on that matter.

     If a quorum shall fail to attend any meeting, the chairman of the meeting may adjourn the meeting to another place, if any, date, or time.

Section 5.        Organization.

     Such person as the Board of Directors may have designated or, in the absence of such a person, the Chairman of the Board or, in his or her absence, the President or, in his or her absence, such person as may be chosen by the holders of a majority of the shares entitled to vote who are present, in person or by proxy, shall call to order any meeting of the stockholders and act as chairman of the meeting. In the absence of the Secretary of the Corporation, the secretary of the meeting shall be such person as the chairman appoints.

Section 6.        Conduct of Business.

     The chairman of any meeting of stockholders shall determine the order of business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of discussion as seem to him or her in order. The chairman shall have the power to adjourn the meeting to another place, if any, date and time. The date and time of the opening and closing of the polls for each matter upon which the stockholders will vote at the meeting shall be announced at the meeting.

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

Section 7.        Proxies and Voting.

     At any meeting of the stockholders, every stockholder entitled to vote may vote in person or by proxy authorized by an instrument in writing or by a transmission permitted by law filed in accordance with the procedure established for the meeting. Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission created pursuant to this paragraph may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.

     The Corporation may, and to the extent required by law, shall, in advance of any meeting of stockholders, appoint one or more inspectors to act at the meeting and make a written report thereof. The Corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the person presiding at the meeting may, and to the extent required by law, shall, appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his ability. Every vote taken by ballots shall be counted by a duly appointed inspector or inspectors.

     All elections shall be determined by a plurality of the votes cast, and except as otherwise required by law, rule or regulation, all other matters shall be determined by a majority of the votes cast affirmatively or negatively.

Section 8.        Stock List.

     A complete list of stockholders entitled to vote at any meeting of stockholders, arranged in alphabetical order for each class of stock and showing the address of each such stockholder and the number of shares registered in his or her name, shall be open to the examination of any such stockholder, for any purpose germane to the meeting, during ordinary business hours for a period of at least 10 days prior to the meeting in the manner provided by law.

     The stock list shall also be open to the examination of any stockholder during the whole time of the meeting as provided by law. This list shall presumptively determine the identity of the stockholders entitled to vote at the meeting and the number of shares held by each of them.

                                   ARTICLE II.
                               BOARD OF DIRECTORS

Section 1.        Number, Election and Term of Directors.

     Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, the number of directors which shall constitute the Board of Directors of the Corporation shall be determined by resolution of a majority of directors then in office. The Board of Directors shall be divided into three classes. Each director shall serve for a term ending on the third annual meeting of stockholders following the annual meeting of stockholders at which such director was elected; provided, however, that the directors first elected to Class I shall serve for a term ending at the 2003-2004 annual meeting of stockholders, the directors first elected to Class II shall serve for a term ending at the 2004-2005 annual meeting of stockholders, and directors first elected to Class III shall serve for a term ending at the 2005-2006 annual meeting of stockholders. At each annual election, the directors chosen to succeed those whose terms then expire shall be of the same class as the directors they succeed. In the event of any change in the authorized number of directors, each director then continuing to serve as such shall nevertheless continue as a director of the class of which he or she is a member until the expiration of his or her current term, or his or her prior death, resignation or removal. The directors shall be elected at each annual meeting of the stockholders, but if any annual meeting is not held, or the directors are not elected thereat, the directors may be elected at any special meeting of the stockholders held for that purpose. All directors shall hold office until the expiration of the term for which elected, and until their respective successors are elected, except in the case of death, resignation, or removal of any director.

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Section 2.        Newly Created Directorships and Vacancies.

     Except as required by law or provided for by resolution of the Board of Directors, newly created directorships resulting from any increase in the number of directors and any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other cause shall be filled solely by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum, or by a sole remaining director (and not by the stockholders). Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the class of directors in which the new directorship was created or the vacancy occurred and until such director's successor has been elected and qualified. No decrease in the number of directors constituting the Board of Directors may shorten the term of any incumbent director.

Section 3.        Regular Meetings.

     Regular meetings of the Board of Directors shall be held at such place or places, if any, on such date or dates, and at such time or times as shall have been established by the Board of Directors and publicized among all directors. A notice of each regular meeting shall not be required.

Section 4.        Special Meetings.

     Special meetings of the Board of Directors may be called by the Chairman of the Board, President or by the Board of Directors pursuant to a resolution approved by a majority of the total number of directors which the Corporation would have if there were no vacancies, and shall be held at such place, if any, on such date, and at such time as they or he or she shall fix. Notice of the place, if any, date, and time of each such special meeting shall be given each director by whom it is not waived by mailing written notice not less than five days before the meeting or by telephone or by telegraphing or telexing or by facsimile or electronic transmission of the same not less than 24 hours before the meeting. Unless otherwise indicated in the notice thereof, any and all business may be transacted at a special meeting.

Section 5.        Quorum.

     At any meeting of the Board of Directors, a majority of the total number of the whole Board shall constitute a quorum for all purposes. If a quorum shall fail to attend any meeting, a majority of those present may adjourn the meeting to another place, if any, date, or time, without further notice or waiver thereof.

Section 6.        Participation in Meetings By Conference Telephone.

     Members of the Board of Directors, or of any committee thereof, may participate in a meeting of such Board or committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other and such participation shall constitute presence in person at such meeting.

Section 7.        Conduct of Business.

     At any meeting of the Board of Directors, business shall be transacted in such order and manner as the Board may from time to time determine, and all matters shall be determined by the affirmative vote of a majority of the directors present, except as otherwise provided herein or required by law. Action may be taken by the Board of Directors without a meeting if all members thereof consent thereto in writing or by electronic transmission, and the writing or writings or electronic transmissions are filed with the minutes of proceedings of the Board of Directors. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

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

Section 8.        Powers.

     The Board of Directors may, except as otherwise required by law, exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, including, without limiting the generality of the foregoing, the unqualified power:

     (1) To declare dividends from time to time in accordance with law;

     (2) To purchase or otherwise acquire any property, rights or privileges on such terms as it shall determine;

     (3) To authorize the creation, making and issuance, in such form as it may determine, of written obligations of every kind, negotiable or non-negotiable, secured or unsecured, and to do all things necessary in connection therewith;

     (4) To remove any officer of the Corporation with or without cause, and from time to time to devolve the powers and duties of any officer upon any other person for the time being;

     (5) To confer upon any officer of the Corporation the power to appoint, remove and suspend subordinate officers, employees and agents;

     (6) To adopt from time to time such stock option, stock purchase, bonus or other compensation plans for directors, officers, employees and agents of the Corporation and its subsidiaries as it may determine;

     (7) To adopt from time to time such insurance, retirement, and other benefit plans for directors, officers, employees and agents of the Corporation and its subsidiaries as it may determine; and,

     (8) To adopt from time to time regulations, not inconsistent with these Bylaws, for the management of the Corporation's business and affairs.

Section 9.        Compensation of Directors.

     Unless otherwise restricted by the certificate of incorporation, the Board of Directors shall have the authority to fix the compensation of the directors. The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at the meeting of the Board of Directors or paid a stated salary or paid other compensation as director. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

                            ARTICLE III. COMMITTEES

Section 1.        Committees of the Board of Directors.

     The Board of Directors may from time to time designate committees of the Board, with such lawfully delegable powers and duties as it thereby confers, to serve at the pleasure of the Board and shall, for those committees and any others provided for herein, elect a director or directors to serve as the member or members, designating, if it desires, other directors as alternate members who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of any member of any committee and any alternate member in his or her place, the member or members of the committee present at the meeting and not disqualified from voting, whether or not he or she or they constitute a quorum, may by unanimous vote appoint another member of the Board of Directors to act at the meeting in the place of the absent or disqualified member.

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

Section 2.        Conduct of Business.

     Each committee may determine the procedural rules for meeting and conducting its business and shall act in accordance therewith, except as otherwise provided herein or required by law. Adequate provision shall be made for notice to members of all meetings; a majority of the members shall constitute a quorum unless the committee shall consist of one (1) or two (2) members, in which event one (1) member shall constitute a quorum; and all matters shall be determined by a majority vote of the members present. Action may be taken by any committee without a meeting if all members thereof consent thereto in writing or by electronic transmission, and the writing or writings or electronic transmission or transmissions are filed with the minutes of the proceedings of such committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

                                   ARTICLE IV
                                    OFFICERS

Section 1. Generally.

     The officers of the corporation shall consist of a President, one or more Vice Presidents, a Secretary and a Chief Financial Officer. The Corporation may also have, at the discretion of the Board of Directors, a Chairman of the Board and such other officers as may from time to time be appointed by the Board of Directors. Officers shall be elected by the Board of Directors, which shall consider that subject at its first meeting after every annual meeting of stockholders. Each officer shall hold office until his or her successor is elected and qualified or until his or her earlier resignation or removal. Any number of offices may be held by the same person. The salaries of officers elected by the Board of Directors shall be fixed from time to time by the Board of Directors or by such officers as may be designated by resolution of the Board.

Section 2.        President.

     The President shall be the Chief Executive Officer of the Corporation. Subject to the provisions of these Bylaws and to the direction of the Board of Directors, he or she shall have the responsibility for the general management and control of the business and affairs of the Corporation and shall perform all duties and have all powers which are commonly incident to the office of chief executive or which are delegated to him or her by the Board of Directors. He or she shall have power to sign all stock certificates, contracts and other instruments of the Corporation which are authorized and shall have general supervision and direction of all of the other officers, employees and agents of the Corporation.

Section 3.        Vice President.

     Each Vice President shall have such powers and duties as may be delegated to him or her by the Board of Directors. One Vice President shall be designated by the Board to perform the duties and exercise the powers of the President in the event of the President's absence or disability.

Section 4.        Chief Financial Officer.

     The Chief Financial Officer shall have the responsibility for maintaining the financial records of the Corporation. He or she shall make such disbursements of the funds of the Corporation as are authorized and shall render from time to time an account of all such transactions and of the financial condition of the Corporation. The Chief Financial Officer shall also perform such other duties as the Board of Directors may from time to time prescribe.

Section 5.        Secretary.

     The Secretary shall issue all authorized notices for, and shall keep minutes of, all meetings of the stockholders and the Board of Directors. He or she shall have charge of the corporate books and shall perform such other duties as the Board of Directors may from time to time prescribe.

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

Section 6.        Delegation of Authority.

     The Board of Directors may from time to time delegate the powers or duties of any officer to any other officers or agents, notwithstanding any provision hereof.

Section 7.        Removal.

     Any officer of the Corporation may be removed at any time, with or without cause, by the Board of Directors.

Action with Respect to Securities of Other Corporations.

     Unless otherwise directed by the Board of Directors, the President or any officer of the Corporation authorized by the President shall have power to vote and otherwise act on behalf of the Corporation, in person or by proxy, at any meeting of stockholders of or with respect to any action of stockholders of any other Corporation in which this Corporation may hold securities and otherwise to exercise any and all rights and powers which this Corporation may possess by reason of its ownership of securities in such other Corporation.

                                   ARTICLE V.
                                     STOCK

Section 1.        Certificates of Stock.

     Each stockholder shall be entitled to a certificate signed by, or in the name of the Corporation by, the President or a Vice President, and by the Secretary or an Assistant Secretary, or the Treasurer or an Assistant Treasurer, if any, certifying the number of shares owned by him or her. Any or all of the signatures on the certificate may be by facsimile.

Section 2.        Transfers of Stock.

     Transfers of stock shall be made only upon the transfer books of the Corporation kept at an office of the Corporation or by transfer agents designated to transfer shares of the stock of the Corporation. Except where a certificate is issued in accordance with Section 4 of Article V of these Bylaws, an outstanding certificate for the number of shares involved shall be surrendered for cancellation before a new certificate is issued therefor.

Section 3.        Record Date.

     In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders, or to receive payment of any dividend or other distribution or allotment of any rights or to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may, except as otherwise required by law, fix a record date, which record date shall not precede the date on which the resolution fixing the record date is adopted and which record date shall not be more than 60 nor less than 10 days before the date of any meeting of stockholders, nor more than 60 days prior to the time for such other action as hereinbefore described; provided, however, that if no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held, and, for determining stockholders entitled to receive payment of any dividend or other distribution or allotment of rights or to exercise any rights of change, conversion or exchange of stock or for any other purpose, the record date shall be at the close of business on the day on which the Board of Directors adopts a resolution relating thereto.

     A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

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

Section 4.        Lost, Stolen or Destroyed Certificates.

     In the event of the loss, theft or destruction of any certificate of stock, another may be issued in its place pursuant to such regulations as the Board of Directors may establish concerning proof of such loss, theft or destruction and concerning the giving of a satisfactory bond or bonds of indemnity.

Section 5.        Regulations.

     The issue, transfer, conversion and registration of certificates of stock shall be governed by such other regulations as the Board of Directors may establish.

                                   ARTICLE VI.
                                     NOTICES

Section 1.        Notices.

     If mailed, notice to stockholders shall be deemed given when deposited in the mail, postage prepaid, directed to the stockholder at such stockholder's address as it appears on the records of the Corporation. Without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders may be given by electronic transmission in the manner provided in Section 232 of the Delaware General Corporation Law.

Section 2.        Waivers.

     A written waiver of any notice, signed by a stockholder or director, or waiver by electronic transmission by such person, whether given before or after the time of the event for which notice is to be given, shall be deemed equivalent to the notice required to be given to such person. Neither the business nor the purpose of any meeting need be specified in such a waiver. Attendance at any meeting shall constitute waiver of notice except attendance for the sole purpose of objecting to the timeliness of notice.

                                  ARTICLE VII.
                                  MISCELLANEOUS

Section 1.        Facsimile Signatures.

     In addition to the provisions for use of facsimile signatures elsewhere specifically authorized in these Bylaws, facsimile signatures of any officer or officers of the Corporation may be used whenever and as authorized by the Board of Directors or a committee thereof.

Section 2.        Corporate Seal.

     The Board of Directors may provide a suitable seal containing the name of the Corporation, which seal shall be in the charge of the Secretary. If and when so directed by the Board of Directors or a committee thereof, duplicates of the seal may be kept and used by the Treasurer or by an Assistant Secretary or Assistant Treasurer.

Section 3.        Reliance upon Books, Reports and Records.

     Each director, each member of any committee designated by the Board of Directors, and each officer of the Corporation shall, in the performance of his or her duties, be fully protected in relying in good faith upon the books of account or other records of the Corporation and upon such information, opinions, reports or statements presented to the Corporation by any of its officers or employees, or committees of the Board of Directors so designated, or by any other person as to matters which such director or committee member reasonably believes are within such other person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation.

Section 4.        Fiscal Year.

     The fiscal year of the Corporation shall be as fixed by the Board of Directors.

Section 5.        Time Periods.

     In applying any provision of these Bylaws which requires that an act be done or not be done a specified number of days prior to an event or that an act be done during a period of a specified number of days prior to an event, calendar days shall be used, the day of the doing of the act shall be excluded, and the day of the event shall be included.

                                  ARTICLE VIII.
                    INDEMNIFICATION OF DIRECTORS AND OFFICERS

Section 1.        Right to Indemnification.

     Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she is or was a director or an officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter an "indemnitee"), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such indemnitee in connection therewith; provided, however, that, except as provided in Section 3 of this ARTICLE VIII with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation.

Section 2.        Right to Advancement of Expenses.

     In addition to the right to indemnification conferred in Section 1 of this
ARTICLE VIII, an indemnitee shall also have the right to be paid by the Corporation the expenses (including attorney's fees) incurred in defending any such proceeding in advance of its final disposition (hereinafter an "advancement of expenses"); provided, however, that, if the Delaware General Corporation Law requires, an advancement of expenses incurred by an indemnitee in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking (hereinafter an "undertaking"), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (hereinafter a "final adjudication") that such indemnitee is not entitled to be indemnified for such expenses under this Section 2 or otherwise. The rights to indemnification and to the advancement of expenses conferred in Sections 1 and 2 of this ARTICLE VIII shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the indemnitee's heirs, executors and administrators.

Section 3.        Right of Indemnitee to Bring Suit.

     If a claim under Section 1 or 2 of this ARTICLE VIII is not paid in full by the Corporation within 60 days after a written claim has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be 20 days, the indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. In (i) any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and (ii) in any suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met any applicable standard for indemnification set forth in the Delaware General Corporation Law. Neither the failure of the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this ARTICLE VIII or otherwise shall be on the Corporation.

Section 4.        Non Exclusivity of Rights.

     The rights to indemnification and to the advancement of expenses conferred in this ARTICLE VIII shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, the Corporation's Certificate of Incorporation, Bylaws, agreement, vote of stockholders or directors or otherwise.

Section 5.        Insurance.

     The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law.

Section 6.        Indemnification of Employees and Agents of the Corporation.

     The Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation to the fullest extent of the provisions of this Article VIII with respect to the indemnification and advancement of expenses of directors and officers of the Corporation.

Section 7.        Nature of Rights.

     The rights conferred upon indemnitees in this Article VIII shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a director, officer or trustee and shall inure to the benefit of the indemnitee's heirs, executors and administrators. Any amendment, alteration or repeal of this Article VIII that adversely affects any right of an indemnitee or its successors shall be prospective only and shall not limit or eliminate any such right with respect to any proceeding involving any occurrence or alleged occurrence of any action or omission to act that took place prior to such amendment or repeal.

                                   ARTICLE IX.
                                   AMENDMENTS

     In furtherance and not in limitation of the powers conferred by law, the Board of Directors is expressly authorized to adopt, alter, amend and repeal these Bylaws subject to the power of the holders of capital stock of the Corporation to alter, amend or repeal the Bylaws. Any adoption, amendment or repeal of these Bylaws by the Board of Directors shall require the approval of a majority of the total number of directors which the Corporation would have if there were no vacancies; provided, however, that the affirmative vote of not less than two-thirds of the total number of directors which the Corporation would have if there were no vacancies shall be required to repeal, alter or amend any Bylaw provision relating to (i) the calling of a special meeting of the stockholders or a special meeting of the Board of Directors, (ii) stockholder nominations or proposals, (iii) the number, classification or election of directors or (iv) supermajority approval or quorum requirements of the Board, or any committee thereof, or to adopt any Bylaw provision inconsistent therewith. Notwithstanding the foregoing, the affirmative vote of not less than two-thirds of the total number of directors which the Corporation would have if there were no vacancies shall be required to alter, amend or adopt any Bylaw provision inconsistent with or repeal this Article IX. With respect to the powers of holders of capital stock to make, alter, amend and repeal Bylaws of the Corporation, notwithstanding any other provision of these Bylaws or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any particular class or series of the capital stock of the Corporation required by law, these Bylaws or any preferred stock, the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of all of the then-outstanding shares entitled to vote generally in the election of directors, voting together as a single class, shall be required to make, alter, amend or repeal any provision of these Bylaws.

                                    Exhibit D
                               Dissenters' Rights

NEW MEXICO STATUTES, SECTION 53-15-4. RIGHTS OF DISSENTING SHAREHOLDERS

     A. Any shareholder electing to exercise his right of dissent shall file with the corporation, prior to or at the meeting of shareholders at which the proposed corporate action is submitted to a vote, a written objection to the proposed corporate action. If the proposed corporate action is approved by the required vote and the shareholder has not voted in favor thereof, the shareholder may, within ten days after the date on which the vote was taken or if a corporation is to be merged without a vote of its shareholders into another corporation any of its shareholders may, within twenty-five days after the plan of the merger has been mailed to the shareholders, make written demand on the corporation, or, in the case of a merger or consolidation, on the surviving or new corporation, domestic or foreign, for payment of the fair value of the shareholder's shares, and, if the proposed corporate action is effected, the corporation shall pay to the shareholder, upon the determination of the fair value, by agreement or judgment as provided herein, and, in the case of shares represented by certificates, the surrender of such certificates the fair value thereof as of the day prior to the date on which the vote was taken approving the proposed corporate action, excluding any appreciation or depreciation in anticipation of the corporate action. Any shareholder failing to make demand within the prescribed ten-day or twenty-five-day period shall be bound by the terms of the proposed corporate action. Any shareholder making such demand shall thereafter be entitled only to payment as in this section provided and shall not be entitled to vote or to exercise any other rights of a shareholder.

     B. No such demand may be withdrawn unless the corporation consents thereto. If, however, the demand is withdrawn upon consent, or if the proposed corporate action is abandoned or rescinded or the shareholders revoke the authority to effect the action, or if, in the case of a merger, on the date of the filing of the articles of merger the surviving corporation is the owner of all the outstanding shares of the other corporation, domestic and foreign, that are parties to the merger, or if no demand or petition for the determination of fair value by a court has been made or filed within the time provided in this section, or if a court of competent jurisdiction determines that the shareholder is not entitled to the relief provided by this section, then the right of the shareholder to be paid the fair value of his shares ceases and his status as a shareholder shall be restored, without prejudice, to any corporate proceedings which may have been taken during the interim.

     C. Within ten days after such corporate action is effected, the corporation, or, in the case of a merger or consolidation, the surviving or new corporation, domestic or foreign, shall give written notice thereof to each dissenting shareholder who has made demand as provided in this section and shall make a written offer to each such shareholder to pay for such shares at a specified price deemed by the corporation to be the fair value thereof. The notice and offer shall be accompanied by a balance sheet of the corporation, the shares of which the dissenting shareholder holds, as of the latest available date and not more than twelve months prior to the making of the offer, and a profit and loss statement of the corporation for the twelve-months' period ended on the date of the balance sheet.

     D. If within thirty days after the date on which the corporate action was effected the fair value of the shares is agreed upon between any dissenting shareholder and the corporation, payment therefor shall be made within ninety days after the date on which the corporate action was effected, and, in the case of shares represented by certificates, upon surrender of the certificates. Upon payment of the agreed value, the dissenting shareholder shall cease to have any interest in the shares.

     E. If, within the period of thirty days, a dissenting shareholder and the corporation do not so agree, then the corporation, within thirty days after receipt of written demand from any dissenting shareholder, given within sixty days after the date on which corporate action was effected, shall, or at its election at any time within the period of sixty days may, file a petition in any court of competent jurisdiction in the county in this state where the registered office of the corporation is located praying that the fair value of the shares be found and determined. If, in the case of a merger or consolidation, the surviving or new corporation is a foreign corporation without a registered office in this state, the petition shall be filed in the county where the registered office of the domestic corporation was last located. If the corporation fails to institute the proceeding as provided in this section, any dissenting shareholder may do so in the name of the corporation. All dissenting shareholders, wherever residing, shall be made parties to the proceeding as an action against their shares quasi in rem. A copy of the petition shall be served on each dissenting shareholder who is a resident of this state and shall be served by registered or certified mail on each dissenting shareholder who is a nonresident. Service on nonresidents shall also be made by publication as provided by law. The jurisdiction of the court shall be plenary and exclusive. All shareholders who are parties to the proceeding shall be entitled to judgment against the corporation for the amount of the fair value of their shares. The court may, if it so elects, appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers shall have such power and authority as specified in the order of their appointment or on an amendment thereof. The judgment shall be payable to the holders of uncertificated shares immediately, but to the holders of shares represented by certificates only upon and concurrently with the surrender to the corporation of certificates. Upon payment of the judgment, the dissenting shareholder ceases to have any interest in the shares.

     F. The judgment shall include an allowance for interest at such rate as the court may find to be fair and equitable, in all the circumstances, from the date on which the vote was taken on the proposed corporate action to the date of payment.

     G. The costs and expenses of any such proceeding shall be determined by the court and shall be assessed against the corporation, but all or any part of the costs and expenses may be apportioned and assessed as the court deems equitable against any or all of the dissenting shareholders who are parties to the proceeding to whom the corporation made an offer to pay for the shares if the court finds that the action of the shareholders in failing to accept the offer was arbitrary or vexatious or not in good faith. Such expenses include reasonable compensation for and reasonable expenses of the appraisers, but exclude the fees and expenses of counsel for and experts employed by any party; but if the fair value of the shares as determined materially exceeds the amount which the corporation offered to pay therefor, or if no offer was made, the court in its discretion may award to any shareholder who is a party to the proceeding such sum as the court determines to be reasonable compensation to any expert employed by the shareholder in the proceeding, together with reasonable fees of legal counsel.

     H. Upon receiving a demand for payment from any dissenting shareholder, the corporation shall make an appropriate notation thereof in its shareholder records. Within twenty days after demanding payment for his shares, each holder of shares represented by certificates demanding payment shall submit the certificates to the corporation for notation thereon that such demand has been made. His failure to do so shall, at the option of the corporation, terminate his rights under this section unless a court of competent jurisdiction, for good and sufficient cause shown, otherwise directs. If uncertificated shares for which payment has been demanded or shares represented by a certificate on which notation has been so made is [are] transferred, any new certificate issued therefor shall bear similar notation, together with the name of the original dissenting holder of the shares, and a transferee of the shares acquires by such transfer no rights in the corporation other than those which the original dissenting shareholder had after making demand for payment of the fair value thereof.

     I. Shares acquired by a corporation pursuant to payment of the agreed value therefor or to payment of the judgment entered therefor, as in this section provided, may be held and disposed of by the corporation as in the case of other treasury shares, except that, in the case of a merger or consolidation, they may be held and disposed of as the plan of merger or consolidation may otherwise provide.

                                                                    PRELIMINARY

PROXY

AMERICAN MILLENNIUM CORPORATION, INC.

This Proxy is Solicited by the Board of Directors for the Annual Meeting of Shareholders to be Held December 10, 2002

     The undersigned hereby appoints Garrett L. Thomas and Ronald J. Corsentino, and each of them, with individual powers of substitution and revocation, to vote all common shares of American Millennium Corporation, Inc. which the undersigned would be entitled to vote, if personally present at the annual general meeting of shareholders to be held at 1010 Tenth Street, Suite 100, Golden, Colorado 80401, on December 10, 2002, and any adjournment thereof, upon matters indicated below as described in the Notice of Annual Meeting of Shareholders and accompanying Proxy Statement and, in their discretion, upon such other business as may properly be presented at the meeting.

     This Proxy will be voted in accordance with the instructions as indicated below. If no instructions are given, this Proxy will be voted "FOR" approval of the five nominees to the Company's Board of Directors, "FOR" ratification of the reincorporation from New Mexico to Delaware, "FOR" the increase in the number of authorized shares of the Company's Common Stock from 60,000,000 to 100,000,000, and "FOR" the ratification of Dohan and Company as the independent auditors for fiscal year 2003.

     Please sign where indicated and return this Proxy promptly in the enclosed envelope.


1. Election of five (5) Directors: Garrett L. Thomas, Bruce Bacon, Andrew F. Cauthen, Steve Watwood and Ronald J. Corsentino.

    FOR ALL ________       AGAINST ALL_________           ABSTAIN ________

    For all nominees except vote WITHHELD from the following nominees:

    ______________________________________________________________________

2.  Approval of the reincorporation from New Mexico to Delaware.

     FOR     ________      AGAINST    _________           ABSTAIN ________

3. Approval of increase in the number of authorized shares of Common Stock from 60,000,000 to 100,000,000.

   FOR     ________      AGAINST    _________           ABSTAIN ________

4. Ratification of Dohan and Company as the independent auditors for fiscal year 2003.

   FOR     ________      AGAINST    _________           ABSTAIN ________

     The proxy holders in their discretion may cumulate votes for the election of directors. This proxy may be revoked at any time prior to the time it is voted by any means described in the accompanying proxy statement.

     Please sign exactly as name appears on address label. Executors, administrators, guardians, trustees, attorneys, and officers or representatives should give full title. For joint owners, each owner should sign.



_______________________             __________________          _______________
Signature                           Print Name & Title          Date